                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:



/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          Danka Business Systems PLC
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           DANKA BUSINESS SYSTEMS PLC
                                 MASTERS HOUSE
                              107 HAMMERSMITH ROAD
                             LONDON W14 0QH ENGLAND


                                                                   June 10, 1996

         TO HOLDERS OF ORDINARY SHARES AND AMERICAN DEPOSITARY SHARES OF DANKA BUSINESS SYSTEMS PLC (THE "COMPANY") AND, FOR INFORMATIONAL PURPOSES ONLY, HOLDERS OF OPTIONS TO ACQUIRE ORDINARY SHARES.

         Holders of Ordinary Shares are cordially invited to attend the Company's 1996 Annual General Meeting (the "Meeting"). The Meeting will be held Friday, July 19, 1996 at 11:00 a.m. (local time) at the Lanesborough Hotel, located at Lanesborough Place, London, England SW1X 7LY.

         The Notice of the Annual General Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting, which includes resolutions proposing (1) approval of a final dividend; (2, 3 and 4) re-elections and election of Directors; (5) appointment of the Company's Auditor; (6) approval to increase the Company's authorized share capital; (7) authorizations for the Directors to allot Ordinary Shares; (8) authorizations to disapply pre-emptive rights; (9) authorization for purchase by the Company of its own shares; (10) approval of The Danka 1996 Share Option Plan and establishment of The Danka Employees' Share Trust and to permit the Directors, with certain exceptions, to be counted in the quorum and to vote in respect of the trusts matters; and (11) approval of The Danka 1996 Non-Employee Directors Share Option Plan and to permit the Directors, with certain exceptions, to be counted in the quorum and to vote in respect of the plans matters. We will also report on the progress of the Company and comment on matters of current interest. Your Directors believe that the above proposals are in the best interests of the Company and its shareholders and unanimously recommend that holders vote in favor of all of the resolutions. You will notice that the proxy materials are very comprehensive due to the necessity of the Company complying with securities law requirements in both the United Kingdom and United States.

         It is important that Ordinary Shares be represented at the Meeting. We ask that Ordinary Shareholders promptly sign, date and return the enclosed proxy card (not later than 48 hours before the time fixed for the holding of the Meeting) to the Company's registrars, Royal Bank of Scotland plc, even if you plan to attend the Meeting. Returning your proxy card will not prevent a holder of Ordinary Shares from voting in person at the Meeting if they are present and choose to do so. Holders of American Depositary Shares should follow the special voting instructions provided by The Bank of New York as Depositary.

         Your Board of Directors and management look forward to greeting you at the Meeting.

                                        Sincerely,



                                        MARK A. VAUGHAN-LEE
                                        Chairman

                           DANKA BUSINESS SYSTEMS PLC



                NOTICE TO OWNERS OF AMERICAN DEPOSITARY RECEIPTS




Owners of Record on June 5, 1996, of American Depositary Receipts (each representing four Ordinary Shares of Danka Business Systems PLC of 1.25 pence each) issued under any existing Deposit Agreements among Danka Business Systems PLC (the "Company" or the "Issuer"), The Bank of New York, as Depositary, and the Owners from time to time of the American Depositary Receipts issued thereunder, are hereby notified that The Bank of New York, as Depositary, has received Notice of an Annual General Meeting of the members of Danka Business Systems PLC, to be held on July 19, 1996.

By provision of Section 4.07 of the aforementioned Deposit Agreement, Owners of American Depositary Shares are entitled, subject to applicable law and the provisions of the Articles of Association of the Issuer and the provisions of or governing Deposited Securities, to instruct The Bank of New York, as Depositary, as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by the American Depositary Shares evidenced by such Owner's Receipts. Upon the written request of an Owner on such record date, received on or before July 12, 1996, The Bank of New York, as Depositary, shall endeavor in so far as practicable and permitted under applicable law and the provision of the Articles of Association of the Issuer and the provisions of or governing the Deposited Securities to vote or cause to be voted the Deposited Securities represented by such Owner's Receipts in accordance with the instructions set forth in such request. If after complying with the procedures set forth in this Section, the Depositary does not receive instructions from the Owner of a Receipt, the Depositary shall give a discretionary proxy for the Shares evidenced by such Receipt to a person designated by the Issuer. The Bank of New York, as Depositary, shall not vote or attempt to exercise the right to vote that attaches to the Deposited Securities, other than in accordance with such instructions.

In view of the fact that requests from Owners must be received prior to the close of business on July 12, 1996, there is a pre-addressed envelope enclosed for your use.


                                        The Bank of New York, as Depositary





Dated:  June 10, 1996

                           DANKA BUSINESS SYSTEMS PLC

                      ------------------------------------

                      NOTICE OF THE ANNUAL GENERAL MEETING
                             FRIDAY, JULY 19, 1996

                      ------------------------------------

         Notice is hereby given that the 1996 Annual General Meeting (the "Meeting") of Danka Business Systems PLC (the "Company") will be held at the Lanesborough Hotel, located at Lanesborough Place, London, England SW1X 7LY, on Friday, July 19, 1996 at 11:00 a.m. (local time) for the following purposes:

AGENDA

To consider and, if thought fit, approve the following ordinary resolutions:


1. THAT the Directors of the Company be and hereby are authorized to pay a final dividend for fiscal 1996 in the amount of 1.08 pence per Ordinary Share (net) directly to all Holders of Ordinary Shares and to all Holders of American Depositary Shares through the Depositary, The Bank of New York.

2. THAT Daniel M. Doyle, whose term as Director expires at the 1996 Annual General Meeting, be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.


3. THAT David S. Hooker, whose term as Director expires at the 1996 Annual General Meeting, be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

4. THAT Pierson M. Grieve, who was appointed as Director by the Board of Directors in fiscal 1996 and whose appointment expires at the 1996 Annual General Meeting, be and hereby is elected to serve as Director of the Company in accordance with the Company's Articles of Association.


5. THAT KPMG Audit Plc, Chartered Accountants and Registered Auditors, be and hereby are appointed to serve as the Company's Auditors until the conclusion of the 1997 Annual General Meeting, and that the Board of Directors of the Company or a duly appointed committee thereof be and hereby is authorized to fix the Auditors' remuneration.


6. SPECIAL BUSINESS: To consider and, if thought fit, approve the following ordinary resolution:

         THAT the authorized share capital of the Company be and hereby is increased from L.5,000,000 to L.6,250,000 by the creation of 100,000,000 additional Ordinary Shares of 1.25 pence each.

7. SPECIAL BUSINESS: To consider and, if thought fit, approve the following ordinary resolution:

         THAT the Directors be and hereby are generally and unconditionally authorized for purposes desired at their discretion, in place of all existing authorities under Section 80 of the Companies Act 1985, as amended by the Companies Act 1989 (the "Companies Act"), to exercise all powers of the Company to allot relevant securities (within the meaning of Section 80 of the Companies Act) up to an aggregate nominal amount of L.912,967 (representing approximately thirty-three and one third percent (33 1/3%) of the issued share capital of the Company), provided that this authority shall expire on the earlier of the date of the 1997 Annual General Meeting of the Company or October 19, 1997, save that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry, and the Board of Directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred hereby had not expired.

8. SPECIAL BUSINESS: To consider and, if thought fit, approve the following special resolution:

         THAT, subject to the passing of Resolution 7, the Directors be and hereby are generally and unconditionally authorized to exercise all powers of the Company to allot equity securities (within the meaning of Section 94(2) of the Companies Act 1985, as amended by the Companies Act 1989 (the "Companies Act")), as if Section 89(1) of the Companies Act did not apply to such allotment, provided that this authority shall:

         i)      expire on the earlier of the date of the 1997 Annual
                 General Meeting of the Company or October 19, 1997, save that the Directors may allot equity securities under this authority after the expiry thereof pursuant to any offer or agreement made by the Company on or before such expiry date pursuant to this authority as if such authority had not expired; and

         ii)     be limited to the allotment of equity securities:

                        (a) in connection with a rights issue or any other pre-emptive offer concerning equity securities in the Company where it is, in the opinion of the Directors, necessary or expedient to allot equity securities otherwise than in accordance with Section 89 of the Companies Act by reason of the rights attached to any shares or securities of the Company or in relation to fractional entitlements or legal or practical problems under the laws of or the requirements of any recognized regulatory body or stock exchange in any territory;

                        (b) pursuant to the terms of any stock option plan or share option scheme or other plan for employees and/or executive or Non-Executive Directors approved by the Company in a general meeting, up to an aggregate nominal value of L.273,890; or

                        (c) otherwise than pursuant to sub-paragraphs (a) and (b) above, up to an aggregate nominal value not exceeding L.547,781.

9. SPECIAL BUSINESS: To consider, and, if thought fit, approve the following special resolution:

         THAT the Company is hereby generally and unconditionally authorized to make market purchases (within the meaning of Section 163 of the Companies Act 1985) of Ordinary Shares of 1.25p each in the capital of the Company with effect from the conclusion of this Meeting provided that:

                        (a) the maximum aggregate number of Ordinary Shares authorized to be purchased is 21,900,000 representing approximately 10% of the issued share capital of the Company as of April 30, 1996;

                        (b) the minimum price which may be paid for each such Ordinary Share is 1.25p;

                        (c) the maximum price (inclusive of expenses) which may be paid for each such Ordinary Share is an amount equal to 105 percent of the average of the middle market quotations as derived from The London

                 Stock Exchange Daily Official List for the ten business days immediately preceding the day on which such Ordinary Share is purchased;

                        (d) the Company may make a contract to purchase its Ordinary Shares under this authority prior to the expiry thereof, which will or may be executed wholly or partly after the expiry of such authority, and may make a purchase of its Ordinary Shares pursuant to any such contract; and



         The authority herein will expire at the conclusion of the next Annual General Meeting of the Company, or, if earlier, October 19, 1997.

10. SPECIAL BUSINESS. To consider and, if thought fit, approve the following ordinary resolution:


    (i) THAT The Danka 1996 Share Option Plan (the "1996 Plan") for employees, officers and executive directors employed by the Company and its subsidiaries, materially in such form as described in and attached to the Company Proxy Statement for the Annual General Meeting as Appendix 1, and in such final form as provided to the Meeting by the Chairman, and the Trust Deed establishing The Danka Employees' Share Trust ("The Employees' Trust"), be and are hereby approved and the Directors be and are hereby authorized to do all such acts and things as may be necessary to carry the same into effect (including the issuance of Ordinary Shares of the Company to the trustee of The Employees' Trust upon or shortly after the grant of options over such shares under the 1996 Plan and the provision of funds to the trustee of The Employees' Trust to acquire shares for the purpose of the 1996
         Plan).

    (ii) THAT the Directors may be counted in the quorum and vote in respect of any matter connected with The Employees' Trust, notwithstanding that they may be interested in the same (except that no Director may be counted in the quorum or vote in respect of any matter solely concerning his own participation in The Employees' Trust).


11. SPECIAL BUSINESS. To consider, and if thought fit, approve the following ordinary resolution:

    (i) THAT The Danka 1996 Non-Employee Directors Share Option Plan materially in such form as described in and attached to the Company Proxy Statement for the Annual General Meeting as Appendix 2, and in such final form as provided to the meeting by the Chairman, be and is hereby approved and the Directors be and are hereby authorized to do all such acts and things as may be necessary to carry the same into effect.


    (ii) THAT the Directors may be counted in the quorum and vote in respect of any matter connected with the Non-Employee Directors plan adopted hereby, notwithstanding that they may be interested in the same (except that no Director may be counted in the quorum or vote in respect of any matter solely concerning his own participation in the plan).


         Copies of contracts of service of the Directors and a register of Directors' interests kept by the Company are available for inspection at the registered office of the Company during normal working hours and will be available for inspection at the place of the Meeting during the Meeting and for at least fifteen (15) minutes prior to the Meeting.

         Holders of Ordinary Shares entitled to attend and vote at the Meeting may appoint a proxy to attend and, on a poll of such holders, to vote in their place. A proxy need not be a holder of Ordinary Shares of the Company. Voting shall be by a poll. Every holder of Ordinary Shares who is entitled to vote and who is present or by a proxy will have one (1) vote for each Ordinary Share owned.

                                        By order of the Board of Directors



                                        Paul G. Dumond
                                        Secretary
London, England
June 10, 1996

         THIS PROXY STATEMENT IS FOR HOLDERS OF ORDINARY SHARES, HOLDERS OF AMERICAN DEPOSITARY SHARES ("ADSs") REPRESENTED BY AMERICAN DEPOSITARY RECEIPTS, AND, FOR INFORMATIONAL PURPOSES ONLY, HOLDERS OF OPTIONS TO ACQUIRE ORDINARY SHARES OF DANKA BUSINESS SYSTEMS PLC. THE PROXY STATEMENT CONTAINS INFORMATION REQUIRED UNDER THE FINANCIAL SERVICES ACT 1986 OF THE UNITED KINGDOM AND REGULATION 14A UNDER THE SECURITIES EXCHANGE ACT OF 1934 OF THE UNITED STATES.

         THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU HAVE ANY DOUBT AS TO THE ACTION YOU SHOULD TAKE, YOU SHOULD IMMEDIATELY CONSULT YOUR STOCKBROKER, BANK MANAGER, SOLICITOR/ATTORNEY, ACCOUNTANT OR OTHER PROFESSIONAL ADVISER AUTHORIZED UNDER THE FINANCIAL SERVICES ACT 1986 OF THE UNITED KINGDOM.

         IF YOU HAVE SOLD ANY OF YOUR ORDINARY SHARES IN DANKA BUSINESS SYSTEMS PLC, PLEASE SEND A COPY OF THIS DOCUMENT TO THE STOCKBROKER OR OTHER AGENT THROUGH WHOM THE SALE WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER.



                           DANKA BUSINESS SYSTEMS PLC
                                 MASTERS HOUSE
                              107 HAMMERSMITH ROAD
                             LONDON W14 0QH ENGLAND
                      (REGISTERED IN ENGLAND NO. 1101386)


PRELIMINARY                                                          PRELIMINARY
                               PROXY STATEMENT

                                INTRODUCTION

GENERAL

         This Proxy Statement is furnished by the Board of Directors of Danka Business Systems PLC (the "Company") in connection with the solicitation of specific voting instructions ("voting instructions") from holders of ADSs ("Holders of ADSs") and proxies ("proxies") from holders of Ordinary Shares ("Holders of Ordinary Shares") for voting at the Company's 1996 Annual General Meeting (the "Meeting"), which will be held at 11:00 a.m. (local time) on July 19, 1996 at the Lanesborough Hotel, located at Lanesborough Place, London, England SW1X 7LY. For purposes of this Proxy Statement and related materials, the term "Shareholders" shall mean Holders of Ordinary Shares and Holders of ADSs. The approximate date on which this Proxy Statement and related materials has been first mailed to Shareholders is June 10, 1996.

         As of April 30, 1996, 219,112,247 Ordinary Shares of 1.25 pence each were issued and outstanding ("Ordinary Shares"), of which approximately seventy-seven percent (77%) were held in the form of ADSs. Each ADS represents four Ordinary Shares.

         The cost of soliciting proxies and voting instructions will be borne by the Company. In addition to the use of the mails, proxies and voting instructions may be solicited personally or by telephone by employees of the Company. The Company does not expect to pay any compensation for the solicitation of proxies or voting instructions, but may reimburse brokers, The Bank of New York (the "Depositary") and other persons holding stock in their names, or in the names of nominees, for their expenses in sending proxy materials to their principals and obtaining their proxies and/or voting instructions.


         Prior to 1994, Holders of Ordinary Shares had adopted a resolution at each Annual General Meeting to receive and adopt the Directors' Report and Accounts (financial information of the Company) prepared according to Generally Accepted Accounting Principles ("GAAP") of the United Kingdom for that year and the report of the auditors thereon ("Report and Accounts"). Pursuant to the Companies Act 1985, as amended by the Companies Act 1989 (the "Companies Act"), it is no longer necessary for Holders of Ordinary Shares to approve the Report and Accounts. Because of the unnecessary cost and inconvenience to the

Company that would be associated with such a vote due to the need for the Company to comply with various disclosure requirements pursuant to United States securities laws, the Company determined in 1994 not to propose such a resolution at the Meeting. However, as required by the Companies Act, the 1996 Annual Report and Accounts prepared in accordance with the United Kingdom GAAP will be presented at the Meeting. Additionally, the U.K. Shareholders have received a copy of the Report and Accounts. U.S. Shareholders have received the Company's financial information prepared in accordance with United States GAAP in their copy of the Company's 1996 Annual Report. U.S. Shareholders who would like a copy of the Report and Accounts may contact the Company's registered office. Additionally, copies of relevant contracts of service of the Directors and a register of Directors' interests kept by the Company are available for inspection at the registered office of the Company during normal working hours and will be available for inspection at the place of the Meeting during the Meeting and for at least fifteen (15) minutes prior to the Meeting.


         In this Proxy Statement, references to "pounds," "pence" or "L." are to United Kingdom currency, and references to "U.S. dollars" or "$" are to United States currency. Amounts that have been paid in currency of the United States are generally denominated herein in United States currency, and amounts that have been paid in currency of the United Kingdom are generally denominated herein in United Kingdom currency. Merely for convenience of the reader, the pound equivalent of the dollar at the Noon Buying Rate (as defined below) on March 31, 1996 was L.1.00 = $1.526 and on May 15, 1996 was L.1.00 = $1.513.
The noon buying rate is the exchange rate in New York City for cable transfers in pounds sterling as certified for customs purposes by the Federal Reserve Bank of New York (the "Noon Buying Rate").


VOTING INSTRUCTIONS/HOLDERS OF ORDINARY SHARES

         Holders of Ordinary Shares entitled to attend and vote at the Meeting may appoint a proxy to attend and, on a poll of such holders, to vote in their place. A proxy need not be a Holder of Ordinary Shares of the Company. Voting shall be by a poll. Every Holder of Ordinary Shares who is entitled to vote and who is present in person or by a proxy will have one (1) vote for each Ordinary Share owned. An ordinary resolution requires the affirmative vote of a majority of the votes cast at the Meeting. A special resolution requires an affirmative vote of at least seventy-five percent (75%) of the votes cast at the Meeting. A form of proxy is enclosed which, to be effective, must be deposited with the Company's registrars, Royal Bank of Scotland plc, P.O. Box 82, Caxton House, Redcliffe Way, Bristol BS99 7YA England, not later than forty-eight (48) hours before the time appointed for the holding of the Meeting.

         Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is exercised by delivering a signed revocation in no specifically required form to the Company at least 48 hours before the Meeting, by submitting a later-dated proxy, or by attending the Meeting in person and casting a ballot. If proxies are signed and returned without voting instructions, the Ordinary Shares represented by the proxies will be voted as the proxy deems fit. Ordinary Shares that are not voted by the Holders of Ordinary Shares or brokers entitled to vote them, due to abstention or failure to cast a ballot in person or by returning a signed proxy, will not be considered in the final tabulation.

VOTING INSTRUCTIONS/HOLDERS OF AMERICAN DEPOSITARY SHARES

         Holders of ADSs should complete and return the voting instructional form provided to them in their proxy materials by the Depositary in accordance with the terms provided thereon not later than July 12, 1996. The close of business on June 5, 1996 has been fixed as the record date for the determination of the Holders of ADSs entitled to provide voting instructions to the Depositary. The proxy committee, which consists of Paul G. Dumond and David C. Snell (the "Proxy Committee"), has the right to instruct the Depositary on how to vote all Ordinary Shares represented by Holders of ADSs that have failed to timely file their voting instructional form with the Depositary. For purposes of the remainder of this document, the term "vote" shall mean either a vote by a Holder of Ordinary Shares or instructions to the Depositary by a Holder of ADSs, unless the context requires otherwise.

                                 RESOLUTIONS

RESOLUTION 1 (ORDINARY): DIVIDEND FOR ORDINARY SHARES

         The Company's net earnings for fiscal 1996 were L.37,729,000 under U.K. GAAP and $45,215,000 under U.S. GAAP. The Board of Directors recommends that a final dividend for fiscal 1996 in the amount of 1.08 pence per Ordinary Share (net) be paid directly to all Holders of Ordinary Shares and, through the Depositary, to all Holders of ADSs. To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

         THAT the Directors of the Company be and hereby are authorized to pay a final dividend for fiscal 1996 in the amount of 1.08 pence per Ordinary Share (net) directly to all Holders of Ordinary Shares and to all Holders of American Depositary Shares through the Depositary, The Bank of New York.

         The Board of Directors has unanimously approved proposed Resolution 1 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

RESOLUTIONS 2 (ORDINARY) AND 3 (ORDINARY) AND 4 (ORDINARY): RE-ELECTION AND ELECTION OF DIRECTORS

         The Articles of Association of the Company set the size of the Board of Directors at not less than two members. The Board of Directors currently consists of seven members who serve pursuant to the Company's Articles of Association. A minimum of one third (1/3) of the Directors is to be re-elected at each Annual General Meeting.

         Pursuant to the Company's Articles of Association, the term of two of the Company's current Directors, Daniel M. Doyle and David S. Hooker, will expire at the Meeting.

         The Board of Directors recommends in Resolution 2 that Mr. Doyle be re-elected at the Meeting to serve as a Director. To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

         Resolution 2:

         THAT Daniel M. Doyle, whose term as Director expires at the 1996 Annual General Meeting, be and hereby is re- elected to serve as Director of the Company in accordance with the Company's Articles of Association.

         The Board of Directors has unanimously approved proposed Resolution 2 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

         The Board of Directors recommends in Resolution 3 that Mr. Hooker be re-elected at the Meeting to serve as a Director. To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

         Resolution 3:

         THAT David S. Hooker, whose term as Director expires at the 1996 Annual General Meeting, be and hereby is re- elected to serve as Director of the Company in accordance with the Company's Articles of Association.

         The Board of Directors has unanimously approved proposed Resolution 3 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

         The term of one of the Company's current Directors, Pierson M. Grieve, who was appointed by the Board of Directors in fiscal 1996, expires at the Meeting. The Board of Directors recommends in Resolution 4 that Mr. Grieve be elected at the Meeting to serve as a Director. To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

         Resolution 4:

         THAT Pierson M. Grieve, who was appointed as Director by the Board of Directors in fiscal 1996 and whose appointment expires at the 1996 Annual General Meeting, be and hereby is elected to serve as Director of the Company in accordance with the Company's Articles of Association.

         The Board of Directors has unanimously approved proposed Resolution 4 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

RESOLUTION 5 (ORDINARY): APPOINTMENT OF AUDITORS

         At the Meeting, the Company is required, pursuant to Sections 384 and 385 of the Companies Act, to appoint auditors to serve until the conclusion of the Company's next Annual General Meeting and to set their remuneration. KPMG, Audit Plc Chartered Accountants and Registered Auditors ("KPMG") have served as the Company's Auditors for more than twenty (20) years. The Board of Directors recommends in Resolution 5 that KPMG be appointed to serve as the Company's Auditors until the conclusion of the next Annual General Meeting and that the Board of Directors be authorized to fix the Auditors' remuneration. To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:


         THAT KPMG Audit Plc, Chartered Accountants and Registered Auditors, be and hereby are appointed to serve as the Company's Auditors until the conclusion of the 1997 Annual General Meeting, and that the Board of Directors of the Company, or a duly appointed Committee thereof, be and hereby is authorized to fix the Auditors' remuneration.


         The Board of Directors has unanimously approved proposed Resolution 5 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution. The Company expects representatives of KPMG to be present at the Meeting, have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions at the Meeting.

RESOLUTION 6 (ORDINARY): INCREASE IN AUTHORIZED SHARE CAPITAL

         The authorized share capital of the Company at present is L.5,000,000, which represents 400,000,000 Ordinary Shares. The Board of Directors proposes increasing the authorized share capital by twenty-five percent (25%) to L.6,250,000 by the creation of 100,000,000 additional Ordinary Shares. Section 121 of the Companies Act gives the Company the power to increase its share capital by adding new shares in such amount as it deems expedient and requires that such power be exercised at a general meeting. The additional Ordinary Shares would permit the Company flexibility in financing future needs and growth without the expense and delay incident to a special general meeting.

         As of this date, there has been no discussion, agreement, understanding or plan for issuance of the additional Ordinary Shares, except as relates to immaterial acquisitions pending, the potential conversion of the Company's 6.75% Convertible Notes and stock option plans and schemes. Authorization of the proposed resolution would have no effect on the balance sheet or the capitalization of the Company until such time as additional Ordinary Shares are actually issued. To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

         THAT the authorized share capital of the Company be and hereby is increased from L.5,000,000 to L.6,250,000 by the creation of 100,000,000 additional Ordinary Shares of 1.25 pence each.

         The Board of Directors has unanimously approved proposed Resolution 6 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

RESOLUTIONS 7 (ORDINARY) AND 8 (SPECIAL): AUTHORITY TO ALLOT SHARES/PRE-EMPTIVE RIGHTS WAIVER

         The Board of Directors recognizes that there may be instances where it is desirable for the Company to be able to issue (allot) securities in connection with various matters without the prior consent of Holders of Ordinary Shares. Before the Board of Directors may exercise any such power to allot relevant securities, however, Section 80 of the Companies Act requires (with certain exceptions) that the Company authorize such power at a general meeting. The Board of Directors, therefore, is seeking authority in Resolution 7 to allot securities up to an aggregate nominal amount of L.912,967 (representing approximately thirty-three and one third percent (33 1/3%) of the Company's present issued share capital) before the earlier of the date of its next Annual General Meeting or October 19, 1997 (subject to extensions upon the occurrence of the events set forth below) for such purposes as desired in the discretion of the Directors. To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

         Resolution 7:

         THAT the Directors be and hereby are generally and unconditionally authorized for purposes desired at their discretion, in place of all existing authorities under Section 80 of the Companies Act 1985, as amended by the Companies Act 1989 (the "Companies Act"), to exercise all powers of the Company to allot relevant securities (within the meaning of Section 80 of the Companies Act) up to an aggregate nominal amount of L.912,967 (representing approximately thirty-three and one third percent (33 1/3%) of the issued share capital of the Company), provided that this authority shall expire on the earlier of the date of the 1997 Annual General Meeting of the Company or October 19, 1997, save that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry, and the Board of Directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred hereby had not expired.

         The Board of Directors has unanimously approved proposed Resolution 7 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

         Subject to the passing of proposed Resolution 7, the Board of Directors is seeking authority in Resolution 8 to issue Ordinary Shares for cash, other than effecting such issuance only after first offering the Ordinary Shares to existing Holders of Ordinary Shares pro-rata to their holdings ("pre-emptive rights"). Pursuant to Section 95 of the Companies Act, a special resolution of the Company is generally necessary (with some exceptions) to permit an allotment by Directors without providing the pre-emptive rights provided by Section 89 of the Companies Act. Apart from other authority to the Directors permitting allotments, the power would be limited to issuance of Ordinary Shares up to a maximum aggregate nominal amount of L.547,781 (representing approximately twenty percent (20%) of the Company's present issued share capital). This level of authority is consistent with the limitations placed on NASDAQ Stock Market's National Market companies to issue shares without further approval. The power that is sought by Resolution 8 would expire on the earlier of the date of the next Annual General Meeting or October 19, 1997 (subject to extensions upon the occurrence of the events set forth below). To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

         Resolution 8:

         THAT, subject to the passing of Resolution 7, the Directors be and hereby are generally and unconditionally authorized to exercise all powers of the Company to allot equity securities (within the meaning of Section 94(2) of the Companies Act 1985, as amended by the Companies Act 1989 (the "Companies Act")), as if Section 89(1) of the Companies Act did not apply to such allotment, provided that this authority shall:

         i) expire on the earlier of the date of the 1997 Annual General Meeting of the Company or October 19, 1997, save that the Directors may allot equity securities under this authority after the expiry thereof pursuant to any offer or agreement made by the Company on or before such expiry date pursuant to this authority as if such authority had not expired; and

         ii)     be limited to the allotment of equity securities:

                          (a) in connection with a rights issue or any other pre-emptive offer concerning equity securities in the Company where it is, in the opinion of the Directors, necessary or expedient to allot equity securities otherwise than in accordance with Section 89 of the Companies Act by reason of the rights attached to any shares or securities of the Company or in relation to fractional entitlements or legal or practical problems under the laws of or the requirements of any recognized regulatory body or stock exchange in any territory;


                          (b) pursuant to the terms of any stock option plan or share option scheme or other plan for employees and/or executive or Non-Executive Directors approved by the Company in a general meeting, up to an aggregate nominal value of L.273,890; or


                          (c) otherwise then pursuant to sub-paragraphs (a) and (b) above, up to an aggregate nominal value not exceeding L.547,781.

         The Board of Directors has unanimously approved proposed Resolution 8 and recommends that you vote "FOR" its adoption. An affirmative vote of at least seventy-five percent (75%) of the votes cast at the Meeting will be required for adoption of the proposed resolution.

RESOLUTION 9 (SPECIAL):  PURCHASE OF OWN SHARES

         Under Section 166 of the Companies Act, a company is required to obtain shareholder approval before it is able to buy back its own shares. The resolution must be subject to certain restrictions. The resolution as set out will enable the Company to buy back up to 21,900,000 Ordinary Shares representing approximately 10% of its issued share capital at the higher of the nominal value or the market value of the shares, as calculated from The London Stock Exchange Daily Official List of mid-market prices for the ten days prior to the purchase. If this resolution is passed, the authority shall continue until the earlier of the date of the 1997 Annual General Meeting or October 19, 1997 (subject to extensions upon the occurrence of the events set forth below).

         While there is no current plan to repurchase any shares, the Board believes maintaining such flexibility is beneficial to the Company. To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

         THAT the Company is hereby generally and unconditionally authorized to make market purchases (within the meaning of Section 163 of the Companies Act 1985) of Ordinary Shares of 1.25p each in the capital of the Company with effect from the conclusion of this Meeting provided that:

                 (a) the maximum aggregate number of Ordinary Shares authorized to be purchased is 21,900,000 representing approximately 10% of the issued share capital of the Company as of April 30, 1996;

                 (b) the minimum price which may be paid for each Ordinary Share is 1.25p;

                 (c) the maximum price (inclusive of expenses) which may be paid for each such Ordinary Share is an amount equal to 105 percent of the average of the middle market quotations as derived from The London Stock Exchange Daily Official List for the ten business days immediately preceding the day on which such Ordinary Share is purchased; and

                 (d) the Company may make a contract to purchase its Ordinary Shares under this authority prior to the expiry thereof, which will or may be executed wholly or partly after the expiry of such authority, and may make a purchase of its Ordinary Shares pursuant to any such contract.

         The authority herein will expire at the conclusion of the next Annual General Meeting of the Company, or, if earlier, October 19, 1997.

         The Board of Directors has unanimously approved proposed Resolution 9 and recommends that you vote "FOR" its adoption. An affirmative vote of at least seventy-five percent (75%) of the votes cast at the Meeting will be required for adoption of the proposed resolution.

RESOLUTION 10 (ORDINARY):  APPROVAL OF THE DANKA 1996 SHARE OPTION PLAN

         The Company's 1986 United States Stock Option Plan ("1986 Plan") was adopted by the Board of Directors and approved by the Holders of Ordinary Shares of the Company in December 1986, and is due to expire on December 22, 1996. The Company is seeking approval by Shareholders of The Danka 1996 Share Option Plan ("1996 Plan"), which was approved by the Board of Directors and Remuneration Committee on April 28, 1996, subject to shareholder approval, and the Trust Deed establishing The Danka Employees' Trust Fund (the "Employees' Trust") to be used in conjunction with the 1996 Plan. The following summary description of the 1996 Plan is qualified in its entirety by reference to the full text of the 1996 Plan which is attached to this Proxy Statement as Appendix 1.

              SUMMARY OF THE 1996 PLAN AND THE EMPLOYEES' TRUST

         The 1996 Plan is intended to provide an opportunity to officers, executive directors and certain key employees of the Company and its subsidiaries, to acquire a proprietary interest in the Company. Such opportunity should provide an increased incentive for these individuals to contribute to the future success and prosperity of the Company, thus enhancing the value of the stock for the benefit of the shareholders, and increase the ability of the Company to attract and retain individuals of exceptional skill.

         The 1996 Plan authorizes the granting of options to purchase American Depositary Shares or Ordinary Shares ("Options"), which may in the case of U.S. Option holders be either Incentive Stock Options ("ISOs") meeting the requirements of Section 422 of the Internal Revenue Code, or Non-Qualifying Options. The total number of Options that may be granted under the 1996 Plan are 5,500,000 ADSs (equivalent to 22,000,000 Ordinary Shares), provided that Options for not more than 150,000 ADSs (equivalent to 600,000 Ordinary Shares) may be granted to any participant in any one fiscal year and no participant may be issued in the aggregate more than 1,250,000 ADSs (equivalent to 5,000,000 Ordinary Shares). Options may not be granted under the 1996 Plan after July 19, 2006.

         The 1996 Plan will be administered by the Company's Remuneration Committee (the "Committee") consisting wholly of non-employee Directors of the Company qualifying as "disinterested" directors as defined pursuant to Regulations under The United States Securities Exchange Act of 1934. Upon the recommendation of management, the Committee will independently determine the persons to whom Options will be granted, the dates of grant, and the number of shares to be subject to each Option. In the event of a change of control of the Company, the Options may be exercised immediately or rolled- over (exchanged) for options of the acquiring company. Options will be granted for a term of up to ten years, but generally will not become exercisable until the third anniversary of the date of the grant. Options will generally terminate within 30 days following termination of employment, or, in the event of death, cessation of employment through ill-health, injury, disability, retirement, or the employing company or business leaving the group of Danka Subsidiaries, within one year thereafter. An Option that lapses, terminates or is forfeited will be available for future grant. Options will not be transferable except by will or the laws of descent and distribution.

         Options may be granted to purchase shares at a price per share fixed by the Committee and at not less than the fair market value on the date of the grant. All Options available under the 1996 Plan are subject to adjustments that may be made for a merger, reorganization, stock dividend, stock split or other similar change affecting the number of outstanding shares of the Company. The Board of Directors may amend or terminate the 1996 Plan in any manner and at any time, except that no such amendment or termination may adversely affect the rights of the Option holders of outstanding Options, without the Option holders' consent, nor may any amendment be made to the advantage of Option holders without the prior approval by ordinary resolution of the shareholders of the Company in a general meeting (except for minor alterations to benefit the 1996 Plan administration or to obtain or maintain favorable tax, exchange of control or regulatory treatment of holders or any shareholder).


         For purposes of U.S. Proxy requirements, the following description of the Federal U.S. income tax consequences of the issuance and exercise of Options under the 1996 Plan to U.S. Option holders and the Company is being provided in this Proxy Statement. ISOs granted pursuant to the 1996 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422, or any successor section, of the U.S. Internal Revenue Code, as amended. If an optionee makes no disposition of the shares acquired pursuant to the exercise of an ISO within one year after the transfer of shares to such optionee and within two years from grant of the option, such optionee will realize no taxable income as a result of the grant or exercise of such option; any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. (However, the optionee will recognize an item of tax preference in the amount of the difference between the fair market value of the shares received upon exercise and the exercise price for alternative minimum tax purposes). Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to the issuance of such ISOs, the transfer of shares upon their exercise, or the ultimate disposition of such shares.


         If shares subject to ISOs are disposed of prior to the expiration of the above time periods, the optionee will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of the market value of the shares on the date of exercise over the option price, and (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the Company satisfies certain federal income tax information reporting requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

         Non-Qualifying options may be granted under the 1996 Plan. An optionee who exercises a Non-Qualifying option will recognize as taxable ordinary income, at the time of exercise, an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Such amount will ordinarily be deductible by the Company in the same year, provided that the Company satisfies certain federal income tax information reporting requirements.

         Section 162(m) of the U.S. Internal Revenue Code generally limits the Company's federal income tax deduction for compensation paid in any year to each of its chief executive officer and its four highest paid executive officers, other than its chief executive officer, to $1 million per year, to the extent that such compensation is not "performance based". Under U.S. tax regulations, a stock option will, in general, qualify as "performance based" compensation if (i) it has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) it is granted under a plan that limits the number of shares for which options may be granted to any participant during a specified period, which plan is approved by a majority of the stockholders entitled to vote thereon, and (iii) it is granted by a compensation committee consisting solely of at least two independent directors. If a stock option grant to an executive referred to above is not "performance based," the amount that would otherwise be deductible by the Company in respect of the grant of such option will be disallowed to the extent that the executive's aggregate non-performance based compensation in the relevant year exceeds $1 million.

         The Federal income tax consequences of Option grants and exercises are complex and the above description is general in nature. The above description does not purport to be complete and is subject to changes in the Federal income tax laws.

         The Employees' Trust is intended primarily to operate in conjunction with the 1996 Plan. Options can be granted under the 1996 Plan over shares held by The Employees' Trust. The Employees' Trust may subscribe for shares in the Company, which the Company has granted to employees under the 1996 Plan, or it may purchase the shares on the open market. The Employees' Trust will supply the shares to the employees upon exercise of the Option. On exercise of Options, under the 1996 Plan, an Option holder can (with the Remuneration Committee's consent) tender shares as payment of the exercise price.

         The Employees' Trust is a discretionary trust administered by an independent trustee for the benefit of employees (including executive directors) of the Company and its subsidiaries whom have been granted Options. A committee consisting of Messrs. David S. Hooker, David W. Kendall and Pierson
M. Grieve, the current members of the Remuneration Committee, has been established to make recommendations to the trustee. The trustee can be removed by the Company at any time. Dividends on any shares held in the Employees' Trust will be waived (other than 0.01p per share).

         The above summarizes the main features of the Trust Deed of The Employees' Trust, but does not form part of it and should not be taken as affecting the interpretation of the Trust Deed. Copies of the draft Trust Deed will be available for inspection at the registered office of the Company and at the offices of Clifford Chance, at 200 Aldersgate Street, London EC1A 4JJ during usual business hours on weekdays (Saturdays, Sundays, and public holidays excepted) up to the date of the Meeting and at the Meeting itself.

         The Directors reserve the right up to the time of the Meeting to make such amendments and additions as they may consider necessary or desirable, provided that such amendments and additions do not conflict in any material respect with the summary set out above.

         To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

    (i) THAT The Danka 1996 Share Option Plan (the "1996 Plan") for employees, officers and executive directors employed by the Company and its subsidiaries, materially in such form as described in and attached to the Company Proxy Statement for the Annual General Meeting as
         Appendix 1, and in such final form as provided to the Meeting by the Chairman, and the Trust Deed establishing The Danka Employees' Share Trust ("The Employees' Trust"), be and are hereby approved and the Directors be and are hereby authorized to do all such acts and things as may be necessary to carry the same into effect (including the issuance of Ordinary Shares of the Company to the trustee of The Employees' Trust upon or shortly after the grant of options over such shares under the 1996 Plan and the provision of funds to the trustee of The Employees' Trust to acquire shares for the purpose of the 1996
         Plan).

    (ii) THAT the Directors may be counted in the quorum and vote in respect of any matter connected with The Employees' Trust, notwithstanding that they may be interested in the same (except that no Director may be counted in the quorum or vote in respect of any matter solely concerning his own participation in The Employees' Trust)

         The Board of Directors has unanimously approved proposed Resolution 10 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

RESOLUTION 11 (ORDINARY):  APPROVAL OF THE DANKA 1996 NON-EMPLOYEE DIRECTORS
                           SHARE OPTION PLAN.

         The Company is seeking approval by the Shareholders of The Danka 1996 Non-Employee Directors Share Option Plan (the "1996 Non-Employee Director Plan") which was approved by the Board of Directors on April 28, 1996, subject to shareholder approval. The following summary description of the 1996 Non-Employee Director Plan is qualified in its entirety by reference to the full text of the 1996 Non-Employee Director Plan which is attached to this Proxy Statement as Appendix 2.

                 SUMMARY OF THE 1996 NON-EMPLOYEE DIRECTOR PLAN

         The 1996 Non-Employee Director Plan is intended to provide Non-Employee Directors of the Company with a more direct stake in the future success and prosperity of the Company. The Board of Directors believes that a share option plan for non-employee directors is important in enabling the Company to attract and retain qualified outside Directors.

         The 1996 Non-Employee Director Plan provides for the automatic grant to each non-employee Director serving on the Board of Directors as of July 22, 1996, and each non-employee Director appointed or elected to the Board of Directors after July 22, 1996, of a Non-Qualifying Option to acquire 10,000 Ordinary Shares of the Company or the American Depositary Share equivalent thereof. The 1996 Non-Employee Director Plan also provides for the automatic grant of an option to acquire an additional 2,000 Ordinary Shares of the Company or the American Depositary Share equivalent thereof annually on the date of the Company's annual general meeting of shareholders to each non-employee Director who is a member of the Board of Directors immediately prior to the meeting. The exercise price of the options granted pursuant to the 1996 Non-Employee Director Plan (the "Options") is the amount equal to the middle market quotation of the Company's Ordinary Shares on the London Stock Exchange (in the case of Ordinary Shares) or the amount equal to the average of the high and low reported sales prices of the Company's American Depositary Shares on the Nasdaq Stock Market's National Market (in the case of American Depositary Shares) on the date of the grant.

         Under the terms of the 1996 Non-Employee Director Plan, 500,000 Ordinary Shares of the Company have been reserved for issuance to non-employee Directors upon the exercise of the Options. If any Option expires or terminates for any reason without having been exercised in full, the unexercised shares will again be available for grants under the 1996 Non-Employee Director Plan. All shares available under the 1996 Non-Employee Director Plan are subject to adjustments for changes in the number of outstanding shares of the Company.

         Under the 1996 Non-Employee Director Plan, only members of the Board of Directors who are not employees of the Company and who have not been an employee of the Company or its subsidiaries for a period of one year are eligible to receive Options. The 1996 Non-Employee Director Plan will be administered by the Company's Board of Directors and no Options may be granted after July 19, 2006.

         Each Option becomes exercisable three years from the date the Option is granted and must be exercised during the seven (7) year period from the third anniversary of the date of the grant of the Option, except that in the case of residents of the United Kingdom for tax purposes the Option must be exercised during the four (4) year period following the third anniversary of the date of the grant of the Option. In the event of a change in control of the Company, the Options may be exercised immediately or rolled-over. Options will not be transferrable except by will or the laws of descent and distribution. Options will generally terminate within 30 days following cessation of being a Non-Employee Director except that in the case of death, cessation of employment through ill-health, injury, disability, retirement, or sale of the Company, the Options will terminate within one year thereafter.

         Subject to certain amendments which are governed as to frequency by the Internal Revenue Code the Board of Directors may amend or terminate the 1996 Non-Employee Director Plan in any manner and at any time, except that no such amendment or termination may adversely affect the rights of the holders of outstanding Options, without the holders' consent, nor may any amendment be made to the advantage of holders without the prior approval by ordinary resolution of the shareholders of the Company in a general meeting (except for minor alterations to benefit administration or to obtain or maintain favorable tax, exchange control or regulatory treatment of holders or any shareholder).


         For purposes of U.S. proxy requirements, the following description of the Federal (U.S.) income tax consequences of the issuance and exercise of such Options to U.S. Non-Employee Director recipients and the Company under the 1996 Non-Employee Director Plan is being provided in this Proxy Statement. All Options granted under the Non-Employee Director Plan will be "Non-Qualifying" stock options since they do not qualify as "incentive stock options" within the meaning of Section 422, or any successor section, of the U.S. Internal Revenue Code of 1986, as amended. A U.S. Non-Employee Director who is granted a Non-Qualifying stock option under the Plan will generally not realize any taxable income at the time of the grant of the Options, and the Company will not be entitled to any deduction. Upon exercise of the Option, the amount by which the fair market value (at the time of exercise) of the shares issued upon exercise of the Option (the "Option Shares") exceeds the exercise price paid (the "Gain") must be treated as taxable income received by the U.S. Non-Employee Director in the year of exercise, and will be subject to federal income tax deduction in the amount of the Gain in the year of exercise.
If the U.S. Non-Employee Director thereafter sells some or all of the Option Shares, the difference between any amount realized on the sale and the fair market value of the shares at the time the Options were exercised will be taxed as capital gain or loss. The Federal income tax consequences of option grants and exercises are complex and the above description does not purport to be complete. The above description is intended to be general in nature and is subject to changes in the Federal income tax laws.


         The Directors reserve the right up to the time of the Meeting to make such amendments and additions as they may consider necessary or desirable, provided that such amendments and additions do not conflict in any material respect with the summary set out above.

         To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

    (i) THAT The Danka 1996 Non-Employee Directors Share Option Plan materially in such form as described in and attached to the Company Proxy Statement for the Annual General Meeting as Appendix 2, and in such final form as provided to the meeting by the Chairman, be and is hereby approved and the Directors be and are hereby authorized to do all such acts and things as may be necessary to carry the same into effect.

    (ii) THAT the Directors may be counted in the quorum and vote in respect of any matter connected with the Non-Employee Directors plan adopted hereby, notwithstanding that they may be interested in the same (except that no Director may be counted in the quorum or vote in respect of any matter solely concerning his own participation in the plan).

         The Board of Directors has unanimously approved proposed Resolution 11 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth certain information regarding the Directors and executive officers of the Company and two of its primary operating subsidiaries, Danka Holding Company and Danka Europe Ltd. ("Danka Europe"). The executive officers serve at the pleasure of the respective Boards of Directors.


   NAME                        AGE    POSITION(S)                                        DIRECTOR'S TERM EXPIRES
   ----                        ---    -----------                                        -----------------------
   Mark A. Vaughan-Lee         50     Chairman (1)                                                    1998

   Daniel M. Doyle             55     Chief Executive and Director (2)                                1996

   David C. Snell              48     Finance Director and Chief Financial Officer (2)                1998

   David S. Hooker             53     Director (3)(4)                                                 1996

   David W. Kendall            61     Director (3)(4)                                                 1997

   James F. White, Jr.         56     Director (4)                                                    1997

   Pierson M. Grieve           68     Director (3)(4)                                                 1996

   Paul G. Dumond              41     Secretary                                                        --

   Paul M. Natale              48     President, North American Retail Operations(6)                   --

   Martin St. Quinton          38     Chief Executive, Danka Europe (5)                                --

   Michel Amblard              49     Chief Financial Officer, Danka Europe (5)                        --

   William T. Freeman          35     Treasurer and Director (6)                                       --

   Debra A. Taylor             37     Secretary/Controller and Director (6)                            --
- ---------------------



(1)      Member of the Board of Directors of both the Company and Danka Europe.
(2) Member of the Board of Directors of the Company, Danka Holding Company, and Danka Europe.
(3)      Member of the Remuneration Committee of the Company.
(4)      Member of the Audit Committee of the Company.
(5)      The indicated positions are with Danka Europe.
(6)      The indicated positions are with Danka Holding Company.

         MARK A. VAUGHAN-LEE. Mr. Vaughan-Lee has served the Company as Chairman since July 1986. In addition to his duties as Chairman, he is involved in the Company's acquisition, finance, retail, wholesale and European activities. Mr. Vaughan-Lee was previously a director of Samuel Montagu & Co., Ltd., an investment banking firm, and is the chairman of Mark A. Vaughan-Lee Ltd., a consulting company.

         DANIEL M. DOYLE. Mr. Doyle is a co-founder of Danka Industries, Inc., now known as Danka Holding Company, and is its President and Chief Executive Officer. He has served the Company as Chief Executive and as a Director since Danka Holding Company was acquired by the Company in December 1986. Prior to founding Danka Industries, Mr. Doyle was employed by Litton Industries, Inc.'s Royal Business Machines division in various capacities, including vice president and national sales manager. Since June 1994, Mr. Doyle has served as a director of Tech Data Corporation, a publicly owned Florida based company engaged in the distribution of personal computer products.

         DAVID C. SNELL. Mr. Snell has served as Chief Financial Officer and Finance Director for the Company since 1988. Mr. Snell became a certified public accountant in 1969 and has primarily served Danka Holding Company as Chief Financial Officer and Vice President-Finance from August 1978. Prior to joining the Company, Mr. Snell was with Peat Marwick.

         DAVID S. HOOKER. Mr. Hooker has served the Company as a Director since November 1985. Mr. Hooker is a non- executive director of Oceaneering International, Inc., a publicly owned U.S. company which provides offshore services to oil and gas businesses, and chairman of Gammell Kershaw and Company Limited, managers of an insurance syndicate at Lloyds of London. Mr. Hooker was managing director of Aberdeen Petroleum PLC, formerly a publicly owned U.K. petroleum company, from January 1987 until June 1993, and chairman of Bakyrchik Gold PLC, a publicly owned U.K. mining company until December 1995.

         DAVID W. KENDALL. Mr. Kendall has served the Company as a Director since July 1993. He is chairman of Whitecroft PLC, a conglomerate, Ruberoid PLC, a manufacturer and supplier of building products, Celtic Energy Ltd., a Welsh coal mining company, and Blagden Industries PLC, a packaging company, and a non-executive director of South Wales Electricity PLC, an electricity supply company, and Gowrings PLC, a motor distributor, all of which are publicly owned U.K. companies. Previously, Mr. Kendall has served as executive deputy chairman of British Coal, a coal mining company, chairman of Bunzl PLC, a U.K. conglomerate, and chief executive of BP Oil Ltd., an oil refining and marketing company.

         JAMES F. WHITE, JR. Mr. White has served the Company as a Director since July 1993. Since January 1996, he has served as counsel for the law firm of Shumaker, Loop & Kendrick, Toledo, Ohio. Mr. White served as an executive officer and director of Checkers Drive-In Restaurants, Inc. from January 1993 through December 1995, most recently as vice-chairman of the board. For more than 20 years prior to January 1993, Mr. White was a partner in the law firm of Shumaker, Loop & Kendrick. Mr. White is a director of Arbor Health Care Company, a publicly owned Ohio based company which specializes in providing subacute health care services.


         PIERSON M. GRIEVE. Mr. Grieve was appointed as a Director in March 1996 and is a candidate for election to the Board of Directors for the first time. From January 1983 through December 1995, Mr. Grieve served as chairman and chief executive officer of Ecolab, Inc. Ecolab, Inc. is the leading worldwide developer and marketer of premium cleaning and sanitizing products, systems and services, for the hospitality, foodservice, healthcare, dairy and food and beverage processing markets. Mr. Grieve is also a director of the following publicly held companies: Norwest Corporation, a Minnesota financial services company; U S WEST, Inc., a telecommunications and information services company based in Colorado; St. Paul Companies, Inc., a Minnesota based insurance company; and Meredith Corporation, a publishing company and owner of seven radio stations based in Iowa. Mr. Grieve is also a director of Waldorf Corporation, a privately-held corporation.


         PAUL G. DUMOND. Mr. Dumond, who is a Chartered Accountant, has been the Secretary of the Company since March 1986. Mr. Dumond is also the owner and director of Nautilus Management Limited, a management services company, and a non-executive director of Horace Small Apparel PLC, a publicly owned U.K. company which manufactures and distributes uniforms. He was previously with Thompson McLintock, Chartered Accountants, now part of KPMG, following which he held the positions of finance manager and later finance director in the oil and gas industry.

         PAUL M. NATALE. Mr. Natale joined the Company in 1986 and presently serves as President of Danka Holding Company's North American Retail Operations. Mr. Natale was previously president of Automated Office Systems, a computer typewriter and word processor dealership. Mr. Natale has also held various management positions with RCA Corporation, Burroughs Corporation, Honeywell Information Systems and the Olivetti Corporation of America.


         MARTIN ST. QUINTON. Mr. St. Quinton joined the Company in June 1993 upon the acquisition of Saint Group plc, the Company's first acquisition in Europe. Mr. St. Quinton, as Chief Executive of Danka Europe, has supervised the acquisition and development of the Company's European network, and manages its expanding operations. Mr. St. Quinton was chief executive of Saint Group plc prior to its acquisition.

         MICHEL AMBLARD. Mr. Amblard joined the Company in November 1995 upon the acquisition of Infotec Europe B.V. ("Infotec"). Mr. Amblard is supervising the integration of Infotec into the Company and manages the finance organization supporting the Company's expanding European operations. Mr. Amblard currently serves as Chief Financial Officer of Danka Europe. Prior to its acquisition, Mr. Amblard served as the chief financial officer of Infotec from 1991. Prior to joining Infotec, Mr. Amblard served as International Controller for Nashua Corporation and held various finance positions for the International Paper Company in Europe, the United States and Canada. He had previously been associated with Arthur Andersen & Co. in Paris, France.

         WILLIAM T. FREEMAN. Mr. Freeman joined the Company in March 1988, and has served as a Director of Danka Holding Company since April 1990 and the Treasurer of Danka Holding Company since October 1989. Prior to becoming its Treasurer, Mr. Freeman was involved in the Company's acquisition activities. Prior to joining the Company, Mr. Freeman worked for Arthur Andersen & Co.

         DEBRA A. TAYLOR. Ms. Taylor joined the Company in September 1987, and has served as a Director of Danka Holding Company since April 1990 and as its Secretary/Controller since October 1989. Before joining the Company, Ms. Taylor was a business manager with Storer Communications, Inc.

         The Articles of Association of the Company set the size of the Board of Directors at not less than two persons. The Board of Directors currently consists of seven members who serve pursuant to the Company's Articles of Association. A minimum of one third (1/3) of the Directors is to be re-elected at each Annual General Meeting. In addition, Directors may be appointed by the Board of Directors, but Directors so appointed hold office only until the next Annual General Meeting of the Company, when they are eligible for election. Other than the employment agreements that the Company has entered into with Daniel M. Doyle and David C. Snell, and a consulting agreement between the Company and Mark A. Vaughan-Lee Ltd., as described in the "Named Executive Officer Employment and Consulting Arrangements" section of this Proxy Statement, there is no understanding regarding any executive officer or Director and the Company or any other person pursuant to which any executive officer or Director was, or is, to be elected or appointed to such position.
No executive officer or Director is related to any other executive officer or Director. The Board of Directors held six meetings during fiscal 1996.

         The Company does not have a nominations committee. The functions that typically are performed by such a committee are performed by the Company's Board of Directors.


         The Company has an audit committee (the "Audit Committee") which is composed of Messrs. Hooker, White, Kendall and Grieve. The functions of the Audit Committee are to recommend annually to the Board of Directors the appointment of the independent public accountants (Chartered Accountants and Registered Auditors) of the Company, discuss and review the scope and the fees of the prospective annual audit, review the results thereof with the independent public accountants, review and approve nonaudit services of the independent public accountants, review compliance with existing major accounting and financial policies of the Company, review the adequacy of the financial organization of the Company, review management's procedures and policies relative to the adequacy of the Company's internal accounting control, monitor compliance with relevant laws relating to accounting practices and review and approve transactions, if any, with affiliated parties. The Audit Committee met four times in fiscal 1996.

         The function of the Remuneration Committee, which is composed of Messrs. Grieve, Hooker and Kendall, independent outside Directors, is to review and approve annual salaries, bonuses and stock options for executive Directors and officers and to review, approve and/or generally recommend to the Board of Directors the terms and conditions of employee benefit plans or changes thereto. The Remuneration Committee met four times in fiscal 1996.

         In fiscal 1996, each incumbent Director attended in excess of seventy-five percent (75%), collectively, of the meetings of the Board of Directors and of each committee of which he was a member.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

         The following table sets forth, as of March 31, 1996, information as to the beneficial ownership of the Company's Ordinary Shares (whether held in Ordinary Shares or ADSs), by (i) each person known to the Company as having beneficial ownership of more than five percent (5%) of the Company's equity securities, (ii) each Director, (iii) each "named executive officer" (as defined in Item 402(a) (3) of Regulation S-K under the Securities Exchange Act of 1934 (the "1934 Act") ("Named Executive Officer")), and (iv) all Directors and executive officers of the Company as a group.

                                                                               SHARES BENEFICIALLY OWNED
                NAME OF BENEFICIAL OWNER (1)                                    AS OF MARCH 31, 1996 (2)
                --------------------------------------------       ------------------------------------------
                                                                      NUMBER OF          ADS
                                                                   ORDINARY SHARES    EQUIVALENT      PERCENT
                                                                   ---------------    ----------      -------
                HOLDINGS OF GREATER THAN 5 PERCENT
                --------------------------------------------
                Putnam Investment Management, Inc. (3)                 16,312,024     4,078,006          7.4%
                Provident Investment Counsel, Inc. (4)                 15,135,340     3,783,835          6.9%
                HOLDINGS BY DIRECTORS AND EXECUTIVE OFFICERS
                --------------------------------------------
                Daniel M. Doyle (5)                                     7,588,110     1,897,028          3.5%
                Mark A. Vaughan-Lee (6)                                 1,112,000       278,000            *
                David C. Snell                                          1,040,666       260,000            *
                David S. Hooker (7)                                        80,000        20,000            *
                David W. Kendall                                           10,000         2,500            *
                James F. White, Jr.                                             0             0            *
                Pierson M. Grieve                                               0             0            *
                Paul M. Natale (8)                                        202,864        50,716            *
                Martin St. Quinton                                      2,500,000       625,000          1.1%
                All Directors and executive officers                   13,209,938     3,302,485          6.0%
                as a group (23 Persons)


- ------------------
(*)      Represents less than one percent (1%) of the share capital.
(1) Except for Messrs. Natale and St. Quinton, all of the listed individuals are currently Directors of the Company. Messrs. Doyle, Vaughan-Lee and Snell are executive officers of the Company. Mr. St. Quinton is an officer of Danka Europe. Mr. Natale is an officer of Danka Holding Company.
(2) Except as otherwise indicated, all Ordinary Shares are held of record with sole voting and investment power.
(3) Putnam Investment Management, Inc. ("Putnam Management") is affiliated with The Putnam Advisory Company ("Putnam Advisory"). Includes 129,162 ADSs (the equivalent of 516,648 Ordinary Shares) held by Putnam Advisory and 3,948,844 ADSs (the equivalent of 15,795,376 Ordinary Shares) held by Putnam Management. The address of Putnam Investment Management is 1 Post Office Square, Boston, Massachusetts 02109.
(4) Provident Investment Counsel, Inc.is affiliated with United Asset Management Corporation. The address of Provident Investment Counsel, Inc. is 300 North Lake Avenue, Pasadena, California 91101.
(5) Includes 229,850 Ordinary Shares (the equivalent of approximately 57,463 ADSs) held of record by Mr. Doyle's wife. Includes options held by Mr. Doyle to purchase 2,900,000 Ordinary Shares (the equivalent of 725,000 ADSs), all of which are currently exercisable.
(6) Includes 40,000 Ordinary Shares (equivalent of 10,000 ADSs) held of record by Mr. Vaughan-Lee's wife. Includes options held by Mr. Vaughan-Lee to purchase 572,000 Ordinary Shares (equivalent of
         143,000 ADSs), all of which are currently exercisable.
(7)      Includes options held by Mr. Hooker to purchase 75,000 Ordinary
         Shares (equivalent of 18,750 ADSs), all of which are currently exercisable.
(8)      Includes options held by Mr. Natale to purchase 66,400 Ordinary
         Shares (equivalent of 16,600 ADSs), all of which are currently exercisable.

         On March 31, 1996, The Bank of New York, as depositary for the Company's ADS program, held 169,774,453 Ordinary Shares representing 77.5% of the issued share capital.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

         The following table provides information concerning the annual compensation and long-term compensation for services rendered in all capacities to the Company for the last three (3) fiscal years for each of the Named Executive Officers. The Company did not grant any restricted stock awards or stock appreciation rights during the last three (3) fiscal years.

                                                SUMMARY COMPENSATION TABLE
                                                --------------------------
                                                                                     LONG-TERM
                                            ANNUAL COMPENSATION                     COMPENSATION
                            --------------------------------------------------         AWARDS
            NAME AND        FISCAL                              OTHER ANNUAL          NUMBER OF          ALL OTHER
       PRINCIPAL POSITION   YEAR     SALARY         BONUS      COMPENSATION(1)       OPTIONS (2)        COMPENSATION
      ------------------    ----     ------         -----      ---------------       -----------        ------------


      Mark A. Vaughan-Lee . 1996  L.170,000(3)   L.65,000(3)    L.    7,500             48,000
        Chairman
                            1995  L.142,500(3)   L.65,000(3)    L.    7,500            --                 --

                            1994  L.135,000(3)   L.50,000(3)    L.    5,625            --                 --

      Daniel M. Doyle . . . 1996  $ 600,000      $540,000       $    11,740            124,000        $  53,817(4)
        Chief Executive
                            1995  $ 500,000      $700,000       $    11,600            --             $  46,475(4)


                            1994  $ 500,000      $930,000       $     8,500            --             $  47,179(4)

      David C. Snell  . . . 1996  $ 420,000      $378,000       $    11,740             88,000        $   3,440(5)
        Finance Director
                            1995  $ 350,000      $490,000       $    11,600            --                 --

                            1994  $ 350,000      $525,000       $     8,500            --                 --

      Paul M. Natale  . . . 1996  $ 175,000      $100,000             --                40,000        $   8,800(7)
        President, North
        American Retail
        Operations(6)

      Martin St. Quinton  . 1996  L.150,000     L.100,000             --                66,666        L. 14,480(7)
        Chief Executive,
        Danka Europe(6)


- ---------------------

(1)      The amounts listed represent sums received as Director fees.
(2) The options granted are for Ordinary Shares and were granted at the fair market value of the underlying Ordinary Shares on the date of the grant.
(3) All sums paid were pursuant to a consulting arrangement between the Company and Mark A. Vaughan-Lee Ltd.
(4) Includes net premiums of $41,855 in each year paid by the Company as advances under a $3,000,000 split-dollar term life insurance agreement on behalf of Daniel M. Doyle for the benefit of beneficiaries designated by Mr. Doyle. The advances are secured by an interest in the policy which has been assigned to the Company and are repayable upon (i) the death of Mr. Doyle, (ii) the surrender of the policy, or (iii) termination of the split-dollar life insurance agreement prior to the death of Mr. Doyle. Also includes Company matching contribution to 401(k) plan of $5,082, $4,620 and $5,324 in fiscal 1996, 1995 and 1994, respectively. Fiscal 1996 also includes $6,880 of interest earned on deferred compensation arrangement.
(5)      Represents interest earned on deferred compensation arrangement.
(6) Mr. Natale and Mr. St. Quinton became Named Executive Officers in fiscal 1996.
(7) Consists of Company matching contribution to 401(k) plan, other pension contributions, and automobile allowance.

NAMED EXECUTIVE OFFICER EMPLOYMENT AND CONSULTANT ARRANGEMENTS

         After the Remuneration Committee's review and analysis of a report prepared by Towers Perrin (an independent consultant) on executive compensation, the Company entered into written employment agreements (collectively, the "employment agreements") effective April 1, 1994, with
Daniel M. Doyle and David C. Snell with respect to their employment as Chief Executive and Finance Director, respectively. Additionally, the Company has an ongoing consulting agreement with Mark A. Vaughan-Lee Ltd., which is solely owned by the Company's Chairman, with respect to consulting services. The employment agreements provide for initial three (3) year terms with automatic renewals for three (3) year periods and a compensation package consisting of a base annual salary (subject to annual review) as well as other miscellaneous benefits (including expense reimbursement, health insurance and potential cash bonuses). The employment agreements may be terminated by either the Company or the executive upon one (1) year's written notice. The executives may terminate their employment without one (1) year's notice for "good reason" (as defined in the employment agreements) which includes reasons such as removal from their respective positions, the Company's breach of the employment agreement, or a change in control of the Company. In the event that the Company terminates the executive's employment or the executive voluntarily terminates his employment for good reason, the Company will be obligated to continue to pay the executive all of the compensation provided for in the agreement for a one (1) year period. The consulting agreement, while contemplating different compensation levels, provides for similar terms as the employment agreements. For additional information regarding Messrs. Vaughan-Lee, Doyle and Snell, see "Management."


STOCK OPTION PLANS

         The Company has options outstanding under its U.K. Option Scheme and U.S. Option Plan. Options granted are for the right to acquire Ordinary Shares. The following table provides information concerning options granted under the Company's U.K. Option Scheme and U.S. Option Plan to the Named Executive Officers during fiscal 1996. The Company did not grant any stock appreciation rights during fiscal 1996.
                         OPTIONS GRANTED IN FISCAL 1996

                                                    INDIVIDUAL GRANTS
                                  ---------------------------------------------------
                                               % OF TOTAL                              POTENTIAL REALIZABLE VALUE
                                                 OPTIONS                                AT ASSUMED ANNUAL RATES
                                                GRANTED TO                            OF STOCK PRICE APPRECIATION
                                  NUMBER OF     EMPLOYEES     EXERCISE                    FOR OPTION TERM (3)
                                   OPTIONS         IN          PRICE       EXPIRATION     -------------------
         NAME                     GRANTED(1)   FISCAL 1996  ($/SHARE)(2)     DATE           5%          10%
         ----                     ----------   -----------  ------------     ----          ---         ----
         Mark A. Vaughan-Lee .     48,000         3.2%         $5.96      05/24/2005     $179,830    $455,725
         Daniel M. Doyle . . .    124,000         8.4%         $5.96      05/24/2005     $464,561  $1,177,289
         David C. Snell  . . .     88,000         5.9%         $5.96      05/24/2005     $329,689    $835,496

         Paul M. Natale  . . .     40,000         2.7%         $5.78      06/21/2005     $145,382    $368,426
         Martin St. Quinton  .     66,666         4.5%         $5.78      06/21/2005     $242,301    $614,037



- ------------

(1)      The options granted are for Ordinary Shares.
(2) The exercise price is reflected in U.S. dollars using the Noon Buying Rate conversion rate of L.1.00=$1.526 on March 31, 1996.
(3) The U.S. dollar amounts under these columns are the result of calculations at 5% and 10% which reflect rates of potential appreciation set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's Ordinary Share or ADS price. The Company's stock options are granted with a pence per Ordinary Share exercise price. The U.S. dollar appreciation is calculated using the March 31, 1996 Noon Buying Rate of L.1.00=$1.526.

         The following table provides detailed information concerning aggregate stock option exercises in fiscal 1996 and stock option values at the end of fiscal 1996 for unexercised stock options held by each of the Named Executive Officers.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1996
                       AND FISCAL YEAR-END OPTION VALUES


                                NUMBER OF                                                VALUE OF UNEXERCISED
                                 SHARES                      NUMBER OF UNEXERCISED      IN-THE-MONEY OPTIONS AT
                               ACQUIRED ON      VALUE      OPTIONS AT FISCAL YEAR-END      FISCAL YEAR-END
         NAME                   EXERCISE(1)   REALIZED(2)  EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(3)
         ------------------     -----------   -----------  -------------------------   ----------------------------
         Mark A. Vaughan-            --           --             572,000/48,000           $5,751,092/$215,840
         Lee . . . . . . .

         Daniel M. Doyle .      500,000   $2,783,209           2,900,000/124,000         $27,122,361/$557,586

         David C. Snell  .      266,668   $1,993,254               --/88,000                  --/$395,706
         Paul M. Natale  .       33,600     $265,983             66,400/52,000             $649,807/$256,203

         Martin St. Quinton
                                     --           --              --/420,666                 --/$2,520,076
- ------------

(1) The options granted are for Ordinary Shares and were granted at the fair market value underlying the Ordinary Shares on the date of the grant.
(2) Fair market value of the Company's Ordinary Shares on the date of exercise, minus the exercise price, multiplied by the Noon Buying Rate on the date of exercise.
(3) Based upon the March 31, 1996 closing price of 685 pence per Ordinary Share on the London Stock Exchange, multiplied by the Noon Buying Rate on that date of L.1.00=$1.526.

COMPENSATION OF DIRECTORS

         Each non-employee Director of the Company was paid the equivalent of an annual sum of L.17,500 for fiscal 1996. Each non-employee Director of the Company will be paid the equivalent of an annual sum of L.17,500 for fiscal 1997. Each Director also serving as an executive officer received the equivalent of L.7,500 in Director's fees for fiscal 1996 and will receive the equivalent of L.7,500 for fiscal 1997. Additionally, each non-employee Director receives the equivalent of L.750 for each day in which a Board of Directors or committee meeting is attended and is reimbursed for expenses in connection with such attendance. Beginning in fiscal 1997, each Chairman of a Committee shall receive L.1,000 for each day in which a committee meeting is held instead of L.750 as a result of additional responsibilities related thereto. Executive Directors will be eligible for share options under the 1996 Plan upon adoption by Shareholders. Additionally, non-employee Directors will be eligible for share options under the 1996 Non-Employee Director Plan upon adoption by Shareholders.

REMUNERATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


         The members of the Company's Remuneration Committee are Messrs. Grieve, Hooker and Kendall. Neither Mr. Grieve, Mr. Hooker nor Mr. Kendall has at any time been an executive officer of the Company. Director James F. White, Jr., who stepped down from the Remuneration Committee on December 31, 1995, became counsel to Shumaker, Loop & Kendrick in January 1996. Shumaker, Loop & Kendrick serves as General Counsel to the Company and is paid fees in connection with legal services provided to the Company. See "Management" and "Certain Relationships and Related Transactions". There exists no other or current Remuneration Committee interlocks or insider participation by members of the Committee.

         The information contained in the following sections "Report of the Remuneration Committee" and "Performance Graph" is not deemed to be "Soliciting Material" or to be "Filed" with the SEC or subject to Regulation "A" under the 1934 Act, or to the liabilities of Section 18 of the 1934 Act.

REPORT OF THE REMUNERATION COMMITTEE

         The fiscal 1996 annual compensation for the Named Executive Officers, including the Chief Executive, was determined by the Remuneration Committee of the Company and consisted of a base salary; certain perquisites; and a bonus. The objective of the Company's executive compensation program was to enhance Shareholder value by attracting and retaining the talent needed to achieve the Company's objectives and goals in a rapidly changing and technology based industry.

         The base salaries of the Chief Executive and the Named Executive Officers, and the bonuses of certain Named Executive Officers were determined by the Remuneration Committee based on a subjective evaluation of several factors, specifically the executive's assigned responsibilities, individual performance, growth and financial performance of the Company, years of service, and increases in the cost of living. To assist in this evaluation, the Remuneration Committee reviewed data regarding compensation for officers of companies deemed to be similar to the Company, particularly in terms of growth and size. The Committee did not give any particular weight to any specific factor or use any formula in determining base salary to the individuals.


         The Remuneration Committee awarded the Chief Executive and the Finance Director bonuses equal to the sums they would have otherwise received under the Company's ongoing 1994 Executive Performance Plan's (the
"Performance Plan") objective quantitative performance formula established the Remuneration Committee prior to the beginning of fiscal 1996 by excluding certain nonrecurring restructuring and extraordinary charges subsequently incurred by the Company. The Remuneration Committee felt these charges obscured the Company's underlying growth and performance and unfairly penalized the Chief Executive and the Finance Director. The Performance Plan will continue in fiscal 1997, however, the Remuneration Committee will disregard such charges in the fiscal 1997 performance bonus formula calculations so that the Chief Executive and the Finance Director will not unfairly benefit in fiscal 1997 as a result of the fiscal 1996 charges.


         The Chief Executive and the Named Executive Officers were granted stock options for Ordinary Shares in amounts and upon such terms determined by the Remuneration Committee administering the Company's option plans as part of their compensation in fiscal 1996. In granting such stock options, the Committee considered the amount and terms of the stock options already held by the Chief Executive and the Named Executive Officers. As employees of the Company, they continue to be eligible to receive option grants in the future.

         Certain of the Named Executive Officers receive automobile allowances reflective of the position and responsibility of the individual. The Chief Executive participates in the Company's general health insurance and 401(k) plans. Additionally, the Company has advanced premiums (which may ultimately be repaid to the Company) for a split-dollar $3,000,000 term life insurance policy in respect of the Chief Executive which provides for benefits to be paid primarily to the Chief Executive's beneficiaries upon his death. Certain of the Named Executive Officers, including the Chief Executive, also receive Director's fees.

         The Remuneration Committee believes that Named Executive Officer compensation including that of the Chief Executive is appropriately structured and administered so that a substantial part of total compensation is dependent upon the financial performance of the Company. The Remuneration Committee's policy is to arrange for executive compensation which is principally deductible under Section 162(m) of the Internal Revenue Code.


         The primary use of base salary, bonuses and stock option grants in accordance with the above described policies has resulted in a compensation program which the Remuneration Committee believes is fair, competitive and in the best interests of Shareholders.

                                     By the Remuneration Committee,

                                     Pierson M. Grieve
                                     David S. Hooker
                                     David W. Kendall

PERFORMANCE GRAPH

         COMPARISON OF THREE (3) YEAR CUMULATIVE TOTAL RETURN* AMONG DANKA BUSINESS SYSTEMS PLC,** S&P 500 INDEX AND S&P OFFICE EQUIPMENT AND SUPPLIES INDEX





- ---------------------

         Assumes $100 invested on April 1, 1993 in Danka Business Systems PLC, S&P 500 Index and S&P Office Equipment and Supplies Index. Comparison is made for the three (3) year period from March 31, 1993 to March 31, 1996, with the base measurement point fixed at the close of trading on March 31, 1993, since the Company's stock has only been registered under the 1934 Act and trading reported by the Nasdaq Stock Market's National Market since December 17, 1992. The Company's fiscal year ends March 31.

* Total return assumes reinvestment of any dividends for all companies considered within the comparison and is based on the current four-to-one ratio of Ordinary Shares to each ADS.

** Assumes investment in the Company's ADSs traded on the Nasdaq Stock Market's National Market.

Note: The performance shown on the graph above is not necessarily indicative of future Ordinary Share or ADS price performance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The information set forth herein briefly describes certain relationships and transactions between the Company and affiliated parties. Management of the Company believes that such relationships and transactions have been established on terms no less favorable to the Company than those that could have been obtained from unaffiliated parties. These relationships and transactions have been approved by a majority of the Company's independent outside Directors (and the Audit Committee since its creation). Future relationships and transactions, if any, with affiliated parties will be approved by a majority of the Company's independent outside Directors and the Audit Committee and will be on terms no less favorable to the Company than those that could be obtained from unaffiliated parties.

         The Company occupies its principal business headquarters in St. Petersburg, Florida under a lease dated December 22, 1986 between Danka Industries, Inc., now known as Danka Holding Company, and Daniel M. Doyle, a Director and Chief Executive of the Company, and Frances J. McPeak, Jr., a previous shareholder of Danka Holding Company. The lease was assigned from the individuals on March 1, 1987, to Mid-County Investments, Inc., a Florida corporation of which Mr. Doyle is a fifty percent (50%) shareholder. An Addendum to the Lease Agreement was entered into on September 1, 1992, extending the lease term until December 31, 2003, and providing for a rental of $580,000 per annum. Danka Holding Company's payments made under the lease for fiscal 1996 amounted to $580,000. The aggregate sum owed for the remainder of the lease was approximately $4,490,000 as of March 31, 1996. An amount of $36,000 has been deposited with the landlord as security for the performance by Danka Holding Company of its obligations under the lease. Additionally, since 1987, the Company has had contingent liability for a guarantee by Danka Holding Company for the financing of the building by Mr. Doyle and Mr. McPeak. Danka Holding Company's contingent liability for repayment in the event of a default of the obligation totalled $1,125,000 as of March 31, 1996. Further, Danka Holding Company leases three other offices from Mr. Doyle and Mr. McPeak. The aggregate rent (including tax) paid by Danka Holding Company on all three leases during fiscal 1996 was $110,000.

         On November 12, 1992, Danka Holding Company leased two office buildings in St. Petersburg, Florida from PARD, Inc. ("PARD"), a Florida corporation. One of the shareholders of PARD is Daniel M. Doyle, Jr., the son of the Chief Executive of the Company, who owns one third (1/3) of the issued and outstanding stock of PARD. The term of the lease is ten (10) years commencing April 1, 1993. The net rent paid by Danka Holding Company during fiscal 1996 on the lease was $167,400.

         On January 1, 1996, Director James F. White, Jr. became counsel to the law firm of Shumaker, Loop & Kendrick. Shumaker, Loop & Kendrick has served as General Counsel to the Company since 1993. For fiscal 1996, fees paid to the firm amounted to $1,794,245.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the 1934 Act requires the Company's Directors, officers and holders of more than ten percent (10%) of the Company's Ordinary Shares to file with the SEC initial reports of ownership and reports of changes in ownership of Ordinary Shares and any other equity securities of the Company. To the Company's knowledge, based solely upon a review of the forms, reports and certificates filed with the Company by such persons, all such Section 16(a) filing requirements were complied with by such persons in fiscal 1996.

                    HOLDER OF ORDINARY SHARES PROPOSALS FOR
                PRESENTATION AT THE 1997 ANNUAL GENERAL MEETING

         If a holder of Ordinary Shares desires to present a proposal for action at the Annual General Meeting to be held in 1997, and such proposal conforms to the rules and regulations of the SEC and is in accordance with other U.S. federal laws as well as the laws of the United Kingdom, such proposal must be received by the Company by February 10, 1997 to be included in the Company's Proxy Statement and proxy for such 1997 meeting.



                                    By Order of the Board of Directors
                                    Paul G. Dumond, Secretary


Dated:   June 10, 1996

                                  APPENDIX 1


                      THE DANKA 1996 SHARE OPTION PLAN

                                    CONTENTS


                                                                                                                     PAGE
1.       CONSTRUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

3.       PURPOSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

4.       ELIGIBILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

5.       GRANT OF OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

6.       LIMITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

7.       TERMS OF OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

8.       CASH EQUIVALENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

9.       CHANGE IN CONTROL OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

10.      ADMINISTRATION AND AMENDMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

11.      NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

12.      REQUIREMENTS FOR UNITED STATES OF AMERICA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

13.      JURISDICTIONS OTHER THAN THE UNITED STATES OF AMERICA  . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

                 DANKA BUSINESS SYSTEMS PUBLIC LIMITED COMPANY

                      RULES OF THE 1996 SHARE OPTION PLAN


1.       CONSTRUCTION

1.1 These Rules shall be construed and take effect in accordance with the law of England and Wales and the courts of England and Wales shall be the exclusive forum for the administration hereof.

1.2 Reference to any Act of the United Kingdom shall include any statutory modification amendment or re-enactment thereof from time to time in force unless the contrary is expressly stated.

1.3 References to the exercise of an option shall where the context allows include the partial exercise of the option.

1.4 Where the context so admits the singular shall include the plural and vice versa and the masculine gender shall include the feminine.

1.5 In these Rules a word or words beginning with capital letters indicates a term which has been defined in Rule 2.

2.       DEFINITIONS

In these Rules the following words and expressions have the following meanings:-

2.1      "ACQUIRING PERSON"          Any person who:-

                                     (a)       either alone or together with
                                               any person acting in concert
                                               with him has obtained Control of
                                               the Company either:-

                                               (i)     as a result of making a
                                                       Takeover Offer; or

                                               (ii)    in pursuance of a
                                                       Compromise; or

                                      (b)      having such Control makes a
                                               general offer to acquire the
                                               whole of the issued share
                                               capital of the Company (other
                                               than that which is already owned
                                               by him and/or any person acting
                                               in
                                              concert with him); or

                                     (c)      has served Section 429 Notices
                                              in relation to the Company.

2.2      "APPROPRIATE PERIOD"        In relation to:-

                                     (a)      a Takeover Offer means the period
                                              beginning with the date on which
                                              the person making the Takeover
                                              Offer has obtained Control of
                                              the Company and  ending on the
                                              expiry of a period of six months
                                              or when any  condition subject to
                                              which the Takeover  Offer is made
                                              is  satisfied (whichever is the
                                              later);

                                     (b)      an Acquiring Person who obtains
                                              Control or who having Control
                                              of the Company makes a general
                                              offer for the whole of the issued
                                              share capital means the period of
                                              six months beginning with the
                                              date on which the Acquiring
                                              Person obtains Control or makes
                                              the offer as the case may be;

                                     (c)      a Compromise means the period of
                                              six months beginning with the
                                              date on which the court sanctions
                                              the Compromise; and

                                     (d)      a Section 429 Notice means the
                                              period during which the Acquiring
                                              Person is entitled and bound to
                                              acquire shares on the terms of
                                              the offer contained in such
                                              Section 429 Notice.

2.3    "AMERICAN DEPOSITARY SHARE"   means an authorized depositary security
                                     representing for the time being four
                                     Ordinary Shares and for the time being
                                     evidenced by an authorized depositary
                                     receipt issued by the Bank and quoted on the Nasdaq Stock Market's National Market.

2.4    "THE BANK"                    the Bank of New York or such other bank as
                                     the Company may from time to time appoint for the purposes of serving as depositary for its American Depositary Shares.

2.5      "THE  COMMITTEE"            A duly authorized committee of the Board
                                     of Directors of the Company consisting
                                     wholly of directors of the Company who are outside directors within the meaning of Internal Revenue Service Regulations
                                     1.162-27(e)(3) and "disinterested persons" within the meaning of US Securities and Exchange Commission Rule 16b-3(c)(i).

2.6      "THE COMPANY"               means Danka Business Systems Public
                                     Limited Company.

2.7      "COMPROMISE"                In relation to the Company means a
                                     compromise or arrangement sanctioned by
                                     the Court under section 425 of the
                                     Companies Act 1985.

2.8      "CONTROL"                   a person is deemed to obtain control of
                                     the Company when (i) he acquires
                                     pursuant to a tender offer or exchange
                                     offer securities of the Company
                                     representing 30% or more of the combined voting power of the then outstanding voting securities of the Company or (ii) he secures by means of the holding of shares or the possession of voting power in or in relation to the Company or any other body corporate that the affairs of the Company are conducted in accordance with his wishes.

2.9      "DATE OF GRANT"             means the date on which an option is
                                     granted under the Plan in accordance with the provisions of Rule 5.

2.10     "EXERCISE PERIOD"           in relation to an option means the period
                                     of seven years from the third
                                     anniversary of the Date of Grant of the
                                     option (or such other shorter period as
                                     the Committee may have determined before the grant thereof).

2.11     "EXERCISE PRICE"            on exercise of an option means the Option
                                     Price multiplied by the number of shares in respect of which such option is exercised.

2.12     "THE GROUP"                 means the Company and the Subsidiaries and
                                     "member of the Group" shall be construed accordingly.

2.13     "MARKET VALUE"              means, with respect to American Depositary
                                     Shares, an amount equal to the average of the high and low reported sales prices of an American
                                     Depositary Share on the Nasdaq Stock
                                     Market's National Market on the date for which market value is being determined and, with respect to Ordinary Shares, means the middle market quotation on the London Stock Exchange Limited Daily
                                     Official List on the date for which market value is being determined.

2.14     "NON-QUALIFYING OPTION"     means an option which is not a Qualifying
                                     Option.

2.15     "OPTION-HOLDER"             Any person who holds an option granted
                                     under the Plan or (where the context
                                     admits) his personal representatives.

2.16     "OPTION PRICE"              means (save as provided in Rule 13) the
                                     Market Value of an American Depositary
                                     Share or an Ordinary Share, as applicable, on the Date of Grant of the option.

2.17     "OPTION ROLL-OVER"          In relation to an option means a release
                                     by the Option-holder with the consent
                                     of an Acquiring Person of his rights ("old rights") under the Plan in consideration of the grant to him of rights ("new rights") which are equivalent to the old rights but which relate to shares in:-

                                     (a)     the Acquiring Person; or

                                     (b)     a company which has Control of the
                                             Acquiring Person; or

                                     (c)     a company which either is or has
                                             Control of a company which:

                                     (i)     is a member of a consortium owning
                                             either the Acquiring Person or a
                                             company having Control of the
                                             Acquiring Person; and

                                     (ii)    beneficially owns not less than
                                             three twentieths of the ordinary
                                             share capital of the Acquiring
                                             Person or a company having control
                                             of the company.

2.18     "ORDINARY SHARE"            means a fully paid  ordinary share of
                                     1.25p each in the capital of the Company.

2.19     "PARTICIPATING EMPLOYEE"    means any employee, officer or executive
                                     director for the time being holding
                                     employment in or with any member of the
                                     Group and who is nominated to participate in the Plan by the Committee.

2.20     "THE PLAN"                  means the 1996 Share Option Plan of the
                                     Company set out herein, as amended from
                                     time to time.

2.21     "QUALIFYING OPTION"         means an option which qualifies as an
                                     incentive stock option within the meaning of section 422 of the Internal Revenue
                                     Code of the United States.


2.22     "ROLLED OVER"               means the action of effecting an Option
                                     Roll-over or its completion.

2.23     "SECTION 429 NOTICE"        means in relation to the Company a
                                     notice served by a person who has become entitled to serve such a notice on the shareholders of the Company under section
                                     429 of the Companies Act 1985 (rights of
                                     90% shareholders to buy out minority
                                     shareholders).

2.24     "THE SUBSIDIARIES"          means subsidiaries as defined by section
                                     736 of the Companies Act 1985 of the
                                     Company.

2.25     "TAKEOVER OFFER"            In relation to the Company means either:-

                                     (a)      general offer to acquire the
                                              whole or part of the issued share
                                              capital of the Company which is
                                              either made on a condition such
                                              that if it is satisfied the
                                              person making the offer will have
                                              Control of the Company or which
                                              results in the person making the
                                              offer having control of the
                                              Company; or


                                     (b)      a general offer to acquire all
                                              the shares in the Company of the
                                              same class as the Ordinary
                                              Shares.

2.26     "THE TRUSTEES"              means the trustee or trustees for the
                                     time being of the Danka Employees' Share
                                     Trust.

3.       PURPOSE

         The Danka 1996 Share Option Plan is intended to provide an opportunity to officers, executive directors and certain key employees of the Company to acquire a proprietary interest in the Company. Such opportunity should provide an increased incentive for these individuals to contribute to the future success and prosperity of the Company, thus enhancing the value of the stock for the benefit of the shareholders and increasing the ability of the Company to attract and retain individuals of exceptional skill.

4.       ELIGIBILITY

         No Participating Employee shall be granted an option under the Plan unless at the time of the grant he is an employee, officer, or executive director of the Company or a Subsidiary.

5.       GRANT OF OPTIONS

5.1 Subject to statutory restrictions and to the Rules of this Plan, the Committee may grant options to acquire Ordinary Shares in the Company (or the American Depositary Share equivalent), and for this purpose an option to acquire includes an option to purchase and an option to subscribe.

5.2 No option shall be granted over shares the Market Value of which would be determined by reference to a dealing day or days within a period prescribed by the Company's code on insider dealing, nor may options be granted within such period, but they may be granted at any other time.

5.3 All options shall be granted by a certificate under seal specifying the Date of Grant, the number of shares which are the subject of the option, whether the option is over American Depositary Shares or Ordinary Shares, the Option Price and the Exercise Period.

5.4 These Rules apply to all grants of options made under the Plan and no options shall be granted under the Plan more than ten years after the Plan is adopted and approved by the shareholders of the Company in general meeting.

5.5 In granting any option the Committee may in its discretion impose any objective conditions and limitations (additional to any conditions and limitations contained in any other of these Rules) upon the exercise of such option, provided that such additional objective conditions and limitations shall

         (i) be set out in full in, or details thereof be given with, the certificate under seal granting the option;

         (ii) be such that rights to exercise such option after the fulfilment or attainment of any conditions and/or limitations so specified shall not be dependent upon the further discretion of the Committee or any person; and

         (iii) not be capable of amendment or waiver unless events occur which, in the opinion of the Committee, cause those conditions and/or limitations to have ceased to be appropriate. Any amendment to the terms of an option pursuant to this Rule 5.5 shall be reasonably made by the Committee imposing such conditions or limitations which in its opinion are more appropriate and, so far as is reasonably practicable, are equivalent to those conditions and/or limitations originally imposed.


6.       LIMITS


6.1 The total number of shares in the Company which may be issued under the Plan whether in the form of American Depositary Shares or Ordinary Shares shall not exceed the equivalent of 22,000,000 Ordinary Shares and the total number of American Depositary Shares or Ordinary Shares over which options may be granted under the Plan during any one financial year of the Company to any person shall not exceed the equivalent of 600,000 Ordinary Shares and no person may be issued more than a total of 5,000,000 Ordinary Shares under the Plan.


7.       TERMS OF OPTIONS

7.1      EXERCISE OF OPTIONS


         Subject as provided in these Rules 7.1, 7.2 and 7.8, the option shall be exercisable by an Option-holder in whole or in part at any time provided always that a partial exercise of an option cannot be made except in respect of shares which equals or exceeds the lesser of 500 Ordinary Shares, or the American Depositary Share equivalent thereof, and any exercisable balance of shares remaining the subject of that option, and provided further that the option shall lapse (and any notice in purported exercise thereof shall have no effect) on cessation of the employment of the Option-holder with the Group but so that:-


         (a) an Option-holder ceasing to be employed by the Group by reason of:

                (i) ill-health or injury or disability (evidenced to the satisfaction of the Committee);

                (ii) retirement in accordance with the provisions of any one of the Group retirement plans relevant to that Option-holder; or

                (iii) the Company by which the Option-holder is employed leaving the Group or the business or part of a business for which the Option-holder works being transferred to a person which is not a member of the Group shall notwithstanding Rule 7.2(c) be entitled to exercise the option within the period which shall expire twelve months after the date of cessation. For the purposes of this Rule 7.1(a) and (b) only (and for no other purposes), Exercise Period means the period of one year from the date of cessation of employment of the Option-holder with the Group.

         (b) The personal representative(s) of a deceased Option-holder or the personal representative of an Option-holder who has ceased to be an employee of the Group as the result of a permanent and total disability as defined in Internal Revenue Code section 22(e) shall, notwithstanding Rule 7.2, be entitled to exercise the option within twelve months of such Option-holder's death or the date the Option-holder ceases to be employed by reason of such disability, provided however, that no Exercise Period may extend more than 10 years after the Date of Grant.

         (c) For the purposes of Rule 7.1 only (and for no other purpose) where an Option-holder ceases to be employed by the Group for any reason not set forth in Rule 7.1(a), 7.1(b) or 7.2(e), where an Option- holder's employment by virtue of which he is an Option-holder ceases without notice, the Option-holder's employment shall be deemed to have ceased on a date thirty (30) days (or such later date as the Committee in its absolute discretion may decide, not exceeding one year) from the date on which the termination takes effect, and where the said employment is terminated with notice, the Option-holder's employment shall be deemed to have ceased upon the later of the date specified in the notice or thirty (30) days (or such later date as the Committee in its absolute discretion may decide, not exceeding one year) from the date on which that notice is given.

7.2      RESTRICTIONS ON EXERCISE OF OPTIONS PURSUANT TO RULE 7.1

         Notwithstanding the provisions of Rule 7.1

         (a) An option shall only be exercisable during the Exercise Period (including as defined in Rule 7.1(a) for those purposes, provided however that no Exercise Period may extend more than 10 years after the Date of Grant) and to the extent not exercised at the end of the Exercise Period the option shall terminate.

         (b) An option shall, except as specifically provided otherwise pursuant to Rule 5.5, be fully exercisable during the Exercise Period.

         (c) An option shall not be exercisable until any additional conditions and/or limitations imposed on the Option under the provisions of Rule 5.5 have been fulfilled.

         (d) Option-holders may exercise options under this Plan only during such period as if such option was treated as an Ordinary Share in the Company they would be permitted to deal under the internal codes relating to securities transactions by directors and employees of the Company from time to time in force unless the Committee acting fairly and reasonably determines otherwise.

         (e) If an Option-holder at any time ceases to be an executive director or officer or employee of the Group for reasons of dishonesty or fraud, his options will lapse on the date of termination of his employment.

         (f) In the event that the exercise of a Qualifying Option occurs for any reason except as specified in Rule 7.1(b) outside the 3 months from date of cessation of employment period specified in Internal Revenue Code Section 422(a)(2), the Company shall treat Qualifying Options as Non-Qualifying Options for the purposes of determining the income taxes of the Group and the Option-holder. For this purpose, the date of cessation of employment shall be determined without regard to Rule 7.1(c).

7.3      METHOD OF EXERCISE OF OPTIONS

         (a) Exercise of an option by an Option-holder shall be by notice in writing on a form prescribed by the Committee for the purpose addressed to the Company. The form of notice shall specify the number of shares in respect of which the options are being exercised on that occasion, whether the option is over American Depositary Shares or Ordinary Shares and be accompanied by the relevant option certificate and payment in full of the Exercise Price (or, at the Committee's discretion and only in the case of an option to purchase shares, an irrevocable agency instruction to the Trustees to sell either all such shares or as many thereof as shall when multiplying the same by their Market Value on the date of exercise be equal in value to the Exercise Price plus the Trustees' dealing costs arising on such sale plus applicable state and federal withholding taxes, if any, and to remit the withholding taxes to the Company within thirty days of such exercise), together with such other documents as the Committee may determine, as well as any payment due on account of tax or similar liabilities as may be required by law or as the Committee may reasonably consider to be necessary or desirable.

         (b) Any payment required to be made under Rule 7.3(a) above shall be made to the Company or such other person as may from time to time be notified by the Company to the Option-holder.

         (c) Any documents required to be delivered under Rule 7.3(a) above shall be sufficiently delivered if delivered to such office as may from time to time be notified by the Company to Option-holders.

         (d) Any payment required to be made under Rule 7.3(a) above shall be by check (or at the discretion of the Committee and only in the case of an option to purchase shares, by tender of either Ordinary Shares of the Company or American Depositary Shares of the Company). For the purpose of determining that payment of the Exercise Price is made in full as required by Rule 7.3(a), Ordinary Shares of the Company and American Depositary Shares of the Company tendered in payment of the Exercise Price shall be valued at their Market Value on date of tender.

7.4      ALLOTMENT OR TRANSFER OF SHARES PURSUANT TO EXERCISE OF OPTIONS

         (a) Subject to such consents or other required action of any competent authority under regulations or enactments for the time being in force as may be necessary, and subject to compliance with the terms of the option and any instructions given by the Option-holder to the Company on giving notice of exercise of the Option, the Company shall, as soon as practicable after it has received the payment and documents referred to in Rule 7.3 above or after it has received confirmation of the receipt of such payment and documents on its behalf and no later than thirty days thereafter, either allot to the Option-holder (or his nominee) or procure the transfer to the Option-holder (or his nominee), or in the case of an exercise of the Rule 7.1(b) above his personal representative(s)) of the number of shares specified in the form of notice or (as the case may be) the unsold balance and the delivery to the Option-holder (or such personal representative(s)) of an appropriate certificate.

         (b) Notwithstanding the provisions of Rule 7.4(a) above, in those instances where an Option-holder exercises Qualifying Options, the Committee in its absolute discretion may elect to hold and retain or cause to be held and retained as agent and fiduciary for the Option-holder the relevant American Depositary Shares certificate for a period of no longer than two years from the date on which the Qualifying Options were granted or one year after the issuance of the shares. During the retention period, if the Option-holder should wish to resell the relevant American Depositary Shares the Committee shall cause this to be done on his behalf and pursuant to his reasonable instructions and remit to said Option-holder the net proceeds of said resale, but the Committee shall have the right to withhold or require the Option-holder to remit to the Company the amount necessary to satisfy any federal, state and local tax withholding requirements imposed by reason of such resale.

7.5      ADJUSTMENTS TO OPTION RIGHTS

         In the event of any increase or variation of the issued share capital of the Company, such adjustments may be made to the total number of shares in respect of which options may be granted under the Plan and to any unexercised option rights as the Committee may determine. If any adjustment is to be made pursuant to this Rule 7.5, the Company shall notify each Option-holder of particulars of the adjustment as soon as practicable after the determination thereof.

7.6      TRANSFER OF OPTIONS

         An option is personal to the Option-holder and, accordingly, subject as provided in Rule 7.1(b) above, an Option-holder shall not transfer, assign, charge, encumber or otherwise alienate an Option or create in favour of any third party any interest therein. Upon any breach of this Rule 7.6, the Committee shall cancel the option.

7.7      LOSS OF OFFICE

         If any Option-holder shall cease to be employed by a member of the Group for any reason, he shall not be entitled by way of compensation for loss of office or otherwise howsoever to any sum or other benefit to compensate him for the loss of any rights under the Plan.

7.8      LIQUIDATION

         If notice of a meeting to consider a resolution for the voluntary winding up (excluding any resolution for the voluntary winding up of the Company for the purpose of reorganisation or reconstruction) of the Company shall be duly given, the Committee may give notice thereof to all Option-holders and thereupon each such Option-holder shall, notwithstanding that the Exercise Period has not commenced forthwith and until the commencement of the winding up be entitled subject to Rule 7.2(b) (provided however, that no Exercise Period may extend more than ten years after the Date of Grant), and on such terms (including the waiver of all or any conditions imposed on the option under Rule 5.5) as may be determined by the Committee in its absolute discretion, be entitled to give notice in writing to the Company electing to exercise his option, but the exercise of such option as aforesaid shall be conditional upon such resolution being duly passed. Upon commencement of the winding up all options shall lapse except insofar as exercised under this Rule 7.8.

8.       CASH EQUIVALENT

8.1 Subject to Rule 8.6, where an option granted under the Plan has been exercised by any person in respect of any number of shares, and those shares have not yet been allotted or transferred to him in accordance with Rule 7.4 above, the Committee may determine that, in substitution for his right to acquire such number of those shares as the Committee may decide (but in full and final satisfaction of his said right), he shall be paid by way of additional emoluments a sum equal to the cash equivalent of that number of shares.

8.2 For the purpose of this Rule, the CASH EQUIVALENT of any shares is the amount by which the Market Value of those shares on the dealing day last preceding the date on which the option was exercised exceeds the price at which those shares may be acquired by the exercise of the option.

8.3 Subject to Rule 8.4 below, as soon as reasonably practicable after a determination has been made under Rule 8.1 that a person shall be paid a sum in substitution for his right to acquire any number of shares:-

         (a) the Company shall pay to him or procure the payment to him of that sum in cash, and

         (b) if he has already paid the Company for those shares, the Company shall return to him the amount so paid by him.

8.4      If the Committee in its discretion so decides:-

         (a) the whole or part of the sum payable under Rule 8.3(a) above shall after any deduction required by law as set out in Rule 8.5, instead of being paid to the person in question in cash, be applied on his behalf in subscribing for shares in the Company at a price equal to the Market Value by reference to which the cash equivalent is calculated, or in purchasing such shares, or partly in one way and partly in the other, and

         (b) the Company shall allot to him (or his nominee) or procure the transfer to him (or his nominee) of the shares so subscribed for or purchased.

8.5 There shall be made from any payment under this Rule such deductions (on account of tax or similar liabilities) as may be required by law or as the Committee may reasonably consider to be necessary or desirable.

8.6      The provisions of this Rule 8 shall not apply to Qualifying Options.

9.       CHANGE IN CONTROL OF THE COMPANY

9.1      If an Acquiring Person:-

         (a) obtains Control of the Company as a result of making a Takeover Offer; or

         (b)    obtains Control of the Company in pursuance of  a Compromise; or

         (c)    serves a Section 429 Notice
         the Committee shall as soon as practicable thereafter notify every Option-holder accordingly and each Option-holder may within the Appropriate Period and notwithstanding that the Exercise Period has not commenced:-


         (i) exercise his option at any time or from time to time in whole or in part; and

         (ii) to the extent that any option is not or has not been exercised, execute with the consent of such Acquiring Person an Option Roll-over.



9.2 To the extent that an option which has become exercisable and capable of being Rolled-over pursuant to Rule 9.1 has not been exercised and/or Rolled-over at the expiry date of the Appropriate Period it shall thereupon lapse.

9.3 For the purposes of an Option Roll-over the new rights shall only be regarded as equivalent to the old rights if:-

         (a) the new rights are exercisable in substantially the same manner as the old rights and subject to the provisions of this Plan as it may have effect immediately before an Option Roll-over (except that additional conditions and/or limitations imposed pursuant to Rule 5.5 may for this purpose be ignored); and

         (b) the total Market Value of shares subject to an option which is being Rolled-over is equal immediately before such Option Roll-over to the total market value (determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992) of the shares in respect of which an Option-holder's new rights are being granted immediately after such Option Roll-over.

9.4 For the purposes of any application of the provisions of this Plan following an Option Roll-over:-

         (a) any new rights granted pursuant to Rule 9 shall be regarded as having been granted at the time the corresponding old rights were granted; and

         (b) Rules 7, 9, 10, 11 and 12 shall in relation to the new rights be construed as if the following terms have the meanings assigned to them in this Rule 9.4 and not the meanings assigned to them in Rule 2.

         "AMERICAN DEPOSITARY SHARES"

         An authorized depositary security representing Ordinary Shares and for the time being evidenced by an authorized depositary receipt quoted on the Nasdaq Stock Market's National Market.

         "COMMITTEE"

         The Board of Directors of the company in respect of whose shares new rights have been granted or a duly authorized committee thereof.

         "COMPANY"

         The company in respect of whose shares new rights have been granted.

         "OPTION PRICE"

         The Option Price multiplied by a fraction the numerator of which is the total number of shares subject to the option prior to the Option Roll-over and the denominator of which is the total number of shares over which new rights have been granted to the Option-holder on the Option Roll-over.

9.5 If, under Section 425 of the Companies Act 1985, a Compromise or arrangement between the Company and its members is proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, the Company shall give notice thereof to all Option- holders on the same date as it dispatches the notice which is sent to each member of the Company summoning the meeting to consider such a Compromise or arrangement and thereupon each Option-holder (or where permitted his personal representative(s)) may notwithstanding that the Exercise Period has not commenced forthwith and, subject to Rule 7.2(b) (provided however, that no Exercise Period may extend more than ten years after the Date of Grant), until the expiry of the period commencing with such date and ending with the earlier of the date six calendar months thereafter and the date on which such Compromise or arrangement is sanctioned by the Court be entitled to exercise his option, but the exercise of an option as aforesaid shall be conditional upon such Compromise or arrangement being sanctioned by the Court and becoming effective. Upon such Compromise or arrangement becoming effective all options to the extent unexercised shall lapse except that an Option- holder may with the consent of the Committee exercise an Option Roll-over in respect of his option in accordance with Rule 9.1 within the Appropriate Period.

9.6 If any person (either alone or together with any person acting in concert with him) as a result of making a general offer to acquire the whole of the issued Ordinary Shares of the Company or that part of the issued Ordinary Share capital not already owned by him (or by any person acting in concert with him) becomes bound or entitled or acquire shares in the Company under sections 428 to 430F of the Companies Act 1985, all options to the extent unexercised shall lapse one month after such person became so bound or entitled.

10.      ADMINISTRATION AND AMENDMENT

10.1 The Plan shall be subject to the administration of the Committee whose decision (save as otherwise provided herein) shall be final and binding on all parties. The Committee may at any time terminate the operation of the Plan and in such event no further options will be granted, but the provisions of the Plan shall remain in force in relation to options granted and remaining exercisable or potentially exercisable hereunder at the date of such termination.

10.2 Subject to Rule 10.3, 10.5 and 12.2 below, the Committee may at any time and from time to time alter or add to the Plan in any respect.

10.3 Subject to Rule 10.4 below, no alteration or addition to the advantage of Option-holders shall be made under Rule 10.2 above without the prior approval by ordinary resolution of the members of the Company in general meeting.

10.4     Rule 10.3 shall not apply:-

         (a) to any minor alteration or addition to benefit the administration of the Plan, or

         (b) to any alteration or addition to obtain or maintain favourable tax, exchange control or regulatory treatment of Option-holders or any member of the Group, or solely relating to any conditions imposed on the option under Rule 5.5.

10.5 No material alteration or addition to the disadvantage of any Option-holder shall be made under Rule 10.2 unless:-

         (a) the Committee shall have invited every such Option-holder to give an indication as to whether or not he approves the alteration or addition, and

         (b) the alteration or addition is approved by a majority of those Option-holders who have given such an indication.

10.6 As soon as reasonably practicable after making any alteration or addition under Rule 10.2, the Committee shall give notice in writing to any Option-holder affected thereby.

11.      NOTICES

11.1 All Option-holders shall be entitled while they have subsisting rights under the Plan to receive copies of all notices and other documents sent by the Company to its shareholders.

11.2 Any notice or other document required to be given hereunder to any Option-holder shall be delivered to him or sent by post to him at his home address according to the records of the Company or such other address as may appear to the Company to be appropriate. Any notice or other document required to be given to the Company shall be delivered to the Secretary of the Company or sent by post to the Secretary of the Company at the registered office of the Company or such other office as may from time to time be notified by the Company. All notices given to the Company shall be deemed to have been given on the date of receipt by the Company or by any person for the time being authorized to receive such notices on its behalf. All notices given to Option-holders shall be deemed to have been given on the date of posting if sent by post (but only in the case of Option-holders outside the UK if sent by air mail) or the date of delivery if delivered.


12.      REQUIREMENTS FOR UNITED STATES OF AMERICA

12.1 In respect of an Option-holder who is primarily subject to taxation on his remuneration in the United States of America:-

         (a) Rule 5 shall (for the avoidance of doubt) be construed so as to refer to and to permit both a grant of a Qualifying Option and a grant of a Non-Qualifying Option ;


         (b) As regards Qualifying Options, the aggregate Market Value as at the Date of Grant of the shares in respect of which Qualifying Options are first exercisable under the terms of the option and this Plan by an Option-holder during any calendar year (under all share option schemes of the Group) shall not exceed US $100,000; and

         (c) In the event of a grant to an Option-holder of more than $100,000 worth of option stock which can first be exercised in a given year, the first $100,000 of such options shall be designated as Qualifying Options and the remaining portion designated as Non-Qualifying Options (and the certificate under seal granting the option shall in addition to the matters stated in Rule 5.3 specify whether the option so granted is a Qualifying Option or Non-Qualifying Option). Upon the exercise of such options, the Company will designate the shares issued with respect to Qualifying Options and issued with respect to Non-Qualifying Options by issuing separate share certificates so stating and by identifying the Qualifying Shares as such in the stock transfer records.

12.2 In the case of the issue of shares by the Company with respect to Non-Qualifying Options, the Company shall have the right in advance of the issue of such shares to the Option-holder to require the Option-holder to remit to the Company the amount necessary to satisfy any federal, state or local tax withholding imposed by reason of the issue of such shares.

12.3 If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (as the same shall be amended from time to time) and/or Section 422 of the United State's Internal Revenue Code of 1986 (as amended from time to time), then such terms or provisions shall be deemed inoperative to the extent that they conflict with the requirements of said Rule 16b-3 and/or with respect to Qualifying Options Section 422.

13.      JURISDICTIONS OTHER THAN THE UNITED STATES OF AMERICA

13.1 In respect of an Option-holder who is resident in the United Kingdom for tax purposes:

         (a) subject to paragraph (c) below, the Exercise Period shall be the period of four years beginning with the third anniversary of the Date of Grant;

         (b) Option Price shall mean, in the case of a Replacement Option, the price at which a Previous Option was exercisable;


         (c) the Exercise Period for a Replacement Option shall commence on the third anniversary of the date of grant of the Previous Option and end on the date on which the Previous Option would have ceased to be otherwise exerciseable;


         (d) for the purposes of this Rule 13.1, Previous Option means an option granted under any of the Company's employees share schemes other than the Plan which has to the satisfaction of the Committee ceased to be capable of being exercised due to and upon the exercise of a Replacement Option;

         (e) for the purposes of this Rule 13.1, Replacement Option means an option granted by the Committee under the Plan which is designated by the Committee as replacing a Previous Option granted to the same Participating Employee and is granted over a number of shares which does not exceed the number which was subject to the Previous Option immediately before it became a Previous Option;

         (f) for the purposes of this Rule 13.1, a Participating Employee means an employee, officer or executive director of the Company or a Subsidiary who is nominated to participate in the Plan by the Committee.


13.2 In respect of an Option-holder who is resident in the Netherlands for tax purposes,

         (a) the Exercise Period shall be the period of five years beginning with the Date of Grant;
         (b)    Rule 8 shall not apply to any options granted to such persons;

         (c) where the Option-holder ceases to be employed by the Group within a period of three years after the date on which the option was granted to him for any reason other than those provided for in Rule 7.1(a) and (b) of the Plan and before so ceasing he has already exercised the option in whole or in part, the Option-holder shall pay to the Company an amount calculated to the following formula: (X - Y) x Z where:-
                        X    =     the market value of shares in the Company on the date on which the option was exercised

                        Y    =     the Exercise Price

                        Z    =     the number of shares acquired on the exercise of the option

                Where the Option-holder has exercised the option on more than one occasion the aforesaid formula shall be applied to each such exercise and the amount payable by him to the Company pursuant to this Rule shall be the aggregate of the amounts so calculated.

13.3 In respect of an Option-holder who is resident in France for tax purposes,

         (a) Option Price shall mean the average Market Value of a share for the 20 dealing days immediately prior to the Date of Grant;

         (b) no options may be granted to such persons under the Plan on any day on which the Company pays a dividend whether in cash or in shares or within 20 dealing days immediately following such day;

         (c) no options may be granted to such a person under the Plan if he/she holds more than 10% of the aggregate nominal amount of the total issued share capital of the Company;

         (d) options may only be granted to such persons over Ordinary Shares and not American Depositary Shares;

         (e) options may only be granted to such persons who are employees (i.e. persons having an employment contract with a member of the Group) or the "President Directeur General", the Directeur General" or the "Membres du Directoire" or the "Gerant" of French joint stock companies which are members of the Group);

         (f) such persons may only be granted an option to subscribe under the Plan and not an option to purchase;

         (g) Rule 7.1(b) shall be amended for such persons so that options granted to them may only be exercised within six months, not twelve months, of death;

         (h)    Rule 8 shall not apply to options granted to such persons;

         (i) no options may be granted to such persons under the Plan within the period referred to in article 208-4 (fifth paragraph) of the French Company Act (Law n 1/2 66-537 dated of 24 July 1966 as amended by article 10 of Law n 1/2 96-314 dated of 12 April
                1996) immediately prior or immediately succeeding (i) the establishment and announcement of the Company's results or (ii) any event which may affect significantly the Company's position or expectations.

                                 APPENDIX 2

         THE DANKA 1996 NON-EMPLOYEE DIRECTORS SHARE OPTION PLAN

                                    CONTENTS


                                                                                                                     PAGE
1.       GENERAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

3.       PURPOSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

4.       ELIGIBILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

5.       GRANT OF OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

6.       LIMITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

7.       TERMS OF OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

8.       CHANGE IN CONTROL OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

9.       ADMINISTRATION AND AMENDMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

10.      NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

11.      UNITED STATES REQUIREMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

12.      REQUIREMENTS FOR THE UNITED KINGDOM  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

                 DANKA BUSINESS SYSTEMS PUBLIC LIMITED COMPANY

                    RULES OF THE 1996 NON-EMPLOYEE DIRECTORS
                               SHARE OPTION PLAN


1.       GENERAL

1.1 These Rules shall be construed and take effect in accordance with the law of England and Wales and the courts of England and Wales shall be the exclusive forum for the administration hereof.

1.2 Reference to any Act of the United Kingdom shall include any statutory modification amendment or re-enactment thereof from time to time in force unless the contrary is expressly stated.

1.3 References to the exercise of an option shall where the context allows include the partial exercise of the option.

1.4 Where the context so admits the singular shall include the plural and vice versa and the masculine gender shall include the feminine.

1.5 In these Rules a word or words beginning with capital letters indicates a term which has been defined in Rule 2.

1.6 The Plan shall become effective as of 22 July 1996, provided that the Plan shall have been approved at the 1996 Annual General Meeting of the Company by the holders of a majority of the Ordinary Shares represented at the meeting (in person or by proxy) and entitled to vote thereon. If the Plan is not so approved it shall terminate automatically.

2.       DEFINITIONS

In these Rules the following words and expressions have the following meanings:-

2.1      "ACQUIRING PERSON"             Any person who:-

                                        (a)      either alone or together with
                                                 any person acting in concert
                                                 with him has obtained Control
                                                 of the Company either:-

                                                 (i)     as a result of making
                                                         a Takeover Offer; or

                                                 (ii)    in pursuance of a
                                                         Compromise; or

                                        (b)      having such Control makes a
                                                 general offer to acquire the
                                                 whole of the issued share
                                                 capital of the Company (other
                                                 than that which is already
                                                 owned by him and/or any
                                                 person acting in concert with
                                                 him); or

                                        (c)      has served Section 429
                                                 Notices in relation to the
                                                 Company.

2.2      "APPROPRIATE PERIOD"           In relation to:-

                                        (a)      a Takeover Offer means the
                                                 period beginning with the
                                                 date on which the person
                                                 making the Takeover Offer has
                                                 obtained Control of  the
                                                 Company and ending on the
                                                 expiry of a period of six
                                                 months or when any condition
                                                 subject to which the Takeover
                                                 Offer is made is satisfied
                                                 (whichever is the later);

                                        (b)      an Acquiring Person who
                                                 obtains Control or who having
                                                 Control of the Company makes
                                                 a general offer for the whole
                                                 of the issued share capital
                                                 means the period of six
                                                 months beginning with the
                                                 date on which the Acquiring
                                                 Person obtains Control or
                                                 makes the offer as the case
                                                 may be;

                                        (c)      a Compromise means the period
                                                 of six months beginning with
                                                 the date on which the court
                                                 sanctions the Compromise; and

                                        (d)      a Section 429 Notice means the
                                                 period during which the
                                                 Acquiring Person is entitled
                                                 and bound to acquire shares
                                                 on the terms of the offer
                                                 contained in such Section 429
                                                 Notice.

2.3      "AMERICAN DEPOSITARY SHARE"    means an authorized depositary security
                                        representing for the time being four
                                        Ordinary Shares and for the time being
                                        evidenced by an authorized depositary
                                        receipt issued by the Bank and quoted
                                        on the Nasdaq Stock

                                        Market's National Market.

2.4      "THE BANK"                     the Bank of New York or such other
                                        bank as the Company may from time to
                                        time appoint for the purposes of
                                        serving as depositary of its American
                                        Depositary Shares.

2.5      "THE CODE"                     the United States Internal Revenue
                                        Code of 1986 (as amended from time to
                                        time) or any successor statute thereto.

2.6      "THE COMPANY"                  means Danka Business Systems
                                        Public Limited Company.

2.7      "COMPROMISE"                   In relation to the Company means a
                                        compromise or arrangement sanctioned
                                        by the Court under Section 425 of
                                        the Companies Act 1985.

2.8      "CONTROL"                      a person is deemed to obtain control
                                        of the Company when (i) he acquires
                                        pursuant to a tender offer or exchange
                                        offer securities of the Company
                                        representing 30% or more of the
                                        combined voting power of the then
                                        outstanding voting securities of the
                                        Company or (ii) he secures by means of
                                        the holding of shares or the possession
                                        of voting power in or in relation to the Company or any other body corporate that the affairs of the Company are conducted in accordance with his wishes.

2.9      "DATE OF GRANT"                means the date on which an option is
                                        granted under the Plan in accordance
                                        with the provisions of Rule 5.

2.10     "EXERCISE PERIOD"              in relation to an option means the
                                        period of seven years from the third
                                        anniversary of the Date of Grant of
                                        the option.

2.11     "EXERCISE PRICE"               on exercise of an option means the
                                        Option Price multiplied by the number of shares in respect of which such option is exercised.

2.12     "THE GROUP"                    means the Company and the
                                        Subsidiaries and "member
                                        of the Group" shall be construed
                                        accordingly.


2.13     "MARKET VALUE"                 means, with respect to American
                                        Depositary Shares, an amount equal to
                                        the average of the high and low
                                        reported sales prices of an American
                                        Depositary Share on the Nasdaq Stock
                                        Market's National Market on the date for which market value is being determined and, with respect to Ordinary Shares, means the middle market quotation on the London Stock Exchange Limited Daily
                                        Official List on the date for which
                                        market value is being determined.


2.14     "NON-EMPLOYEE DIRECTOR"        means a member of the Board of
                                        Directors of the Company who (a) is
                                        not an employee of the Company or
                                        any of the Subsidiaries and who has not
                                        been an employee of the Company or any
                                        of the Subsidiaries for a period of at
                                        least one year and (b) is not required
                                        to devote the majority of his working
                                        time to the service of the Group.

2.15     "NON-QUALIFYING OPTION"        means an option which does not qualify
                                        as an incentive stock option within
                                        the meaning of section 422 of the Code.

2.16     "OPTION-HOLDER"                Any person who holds an option granted
                                        under the Plan or (where the context
                                        admits) his personal representatives.


2.17     "OPTION PRICE"                 means the Market Value of an American
                                        Depositary Share or an Ordinary Share,
                                        as applicable, on the Date of Grant of
                                        the option.


2.18     "OPTION ROLL-OVER"             In relation to an option means a
                                        release by the Option-holder with the
                                        consent of an Acquiring Person of his
                                        rights ("old rights") under the Plan
                                        in consideration of the grant to him
                                        of rights ("new rights") which are
                                        equivalent to the old rights but which
                                        relate to shares in:-

                                        (a)      the Acquiring Person; or

                                        (b)      a company which has Control
                                                 of the Acquiring

                                                 Person; or

                                        (c)      a company which either is or
                                                 has Control of a company which:

                                                 (i)     is a member of a
                                                         consortium owning
                                                         either the Acquiring
                                                         Person or a company
                                                         having Control of the
                                                         Acquiring Person; and

                                                 (ii)    beneficially owns not
                                                         less than three
                                                         twentieths of the
                                                         ordinary share
                                                         capital of the
                                                         Acquiring Person or a
                                                         company having
                                                         control of the company.

2.19     "ORDINARY SHARE"               means a fully paid ordinary share of
                                        1.25p each in the capital of the
                                        Company.

2.20     "THE PLAN"                     means the 1996 Non-Employee Directors
                                        Share Option Plan set out herein, as
                                        amended from time to time.

2.21     "ROLLED OVER"                  means the action of effecting an
                                        Option Roll-over or its completion.

2.22     "SECTION 429 NOTICE"           means in relation to the Company a
                                        notice served by a person who has become entitled to serve such a notice on the shareholders of the Company under section 429 of the Companies Act 1985
                                        (rights of 90% shareholders to buy out
                                        minority shareholders).

2.23     "THE SUBSIDIARIES"             means subsidiaries as defined by
                                        section 736 of the Companies Act 1985
                                        of the Company.

2.24     "TAKEOVER OFFER"               In relation to the Company means
                                         either:-

                                        (a)      general offer to acquire the
                                                 whole or part of the issued
                                                 share capital of the Company
                                                 which is either made on a
                                                 condition such that if it is
                                                 satisfied the person making
                                                 the offer will have Control
                                                 of the Company or which
                                                 results in the person making
                                                 the offer having control of
                                                 the Company; or

                                        (b)      a general offer to acquire all
                                                  the shares in the Company of
                                                  the same class as the
                                                  Ordinary Shares.


3.       PURPOSE

         The Danka 1996 Non-Employee Directors Share Option Plan is designed to provide for the granting of stock options to Non-Employee
         Directors.   The granting of such stock options should provide
         Non-Employee Directors with a more direct stake in the future welfare of the Company and encourage them to remain directors of the Company. It is also expected that the Plan will encourage suitable persons to become directors of the Company.

4.       ELIGIBILITY

         Options shall be granted under the Plan only to Non-Employee Directors.


5.       GRANT OF OPTIONS

5.1 Subject to Rule 5.4 below, each Non-Employee Director serving on the Board as of 22 July 1996 shall automatically be granted an option to acquire 10,000 Ordinary Shares or the American Depositary Share equivalent thereof, effective 22 July 1996.

5.2 Subject to Rule 5.4 below, each new Non-Employee Director who is appointed or elected to the Board after 22 July 1996 shall automatically be granted an initial option to acquire 10,000 Ordinary Shares or the American Depositary equivalent thereof on the day he or she is appointed or elected to the Board.

5.3 Subject to Rule 5.4 below, each Non-Employee Director serving on the Board immediately following the Company's Annual General Meeting who was a member of the Board immediately prior to such meeting, beginning with the 1997 Annual General Meeting, shall automatically be granted, effective on the date of the meeting, an option to acquire 2,000 Ordinary Shares or the American Depositary Share equivalent thereof.

5.4 If on the relevant date the grant of options is forbidden by the Company's code on insider dealing or The London Stock Exchange's Model Code, the options shall be granted on the first business day thereafter on which such grant ceases to be forbidden.

5.5 All options shall be granted by a certificate under seal specifying the Date of Grant, the number of shares which are the subject of the option, whether the option is over American Depositary Shares or Ordinary Shares, the Option Price and the Exercise Period.

5.6 These Rules apply to all grants of options made under the Plan and no options shall be granted under the Plan more than ten years after the Plan is adopted and approved by the shareholders of the Company in general meeting.

5.7 For the purposes of this Rule 5, an option to acquire Ordinary Shares or American Depositary Shares includes an option to purchase and an option to subscribe.

6.       LIMITS

6.1 The total number of shares in the Company which may be a issued under the Plan whether in the form of American Depositary Shares or Ordinary Shares shall not exceed the equivalent of 500,000 Ordinary Shares.

7.       TERMS OF OPTIONS

7.1      EXERCISE OF OPTIONS

         Subject as provided in these Rules 7.1, 7.2 and 7.8, the option shall be exercisable by an Option-holder in whole or in part at any time provided always that a partial exercise of an option cannot be made except in respect of shares which equals or exceeds the lesser of 500 Ordinary Shares or the American Depositary equivalent thereof and any exercisable balance of shares remaining the subject of that option, and provided further that the option shall lapse (and any notice in purported exercise thereof shall have no effect) when the Option-holder ceases to be a Non-Employee Director but so that:-


         (a) an Option-holder ceasing to be a Non-Employee Director by reason of ill-health or injury or disability (evidenced to the satisfaction of the Board) shall be entitled to exercise the option within the period which shall commence on the later of the cessation or six months after the date of grant and shall expire twelve months after the date of cessation. For the purposes of this Rule 7.1(a) and (b) only (and for no other purposes), Exercise Period means the period of one year from the date on which the Option-holder ceases to be Non-Employee Director.

         (b) The personal representative(s) of a deceased Option-holder or the personal representative of an Option-holder who has ceased to be a Non-Employee Director as the result of a permanent and total disability as defined in section 22(e) of the Code shall notwithstanding Rule 7.2 be entitled to exercise the option within twelve months of such Option-holder's death or the date the Option-holder ceases to be a Non-Employee Director by reason of such disability, provided however, that no Exercise Period may extend more than ten years after the Date of Grant.


         (c) For the purposes of Rule 7.1 only (and for no other purpose), where an Option-holder ceases to be a Non- Employee Director for any reason not set forth in Rule 7.1(a), 7.1(b)
         or 7.2(d), where an Option-holder ceases to be a Non-Employee Director without notice, the Option-holder shall be deemed to cease to be a Non-Employee Director on a date thirty (30) days from the date on which the cessation takes effect, and where the Option-holder ceases to be a Non-Employee Director with notice, the Option-holder shall be deemed to so cease upon the later of the date specified in the notice or thirty (30) days from the date on which that notice is given.

7.2      RESTRICTIONS ON EXERCISE OF OPTIONS PURSUANT TO RULE 7.1

         Notwithstanding the provisions of Rule 7.1

         (a) An option shall only be exercisable during the Exercise Period (including as defined in Rule 7.1(a) for those purposes, provided however, that no Exercise Period may extend more than 10 years after the Date of Grant) and to the extent not exercised at the end of the Exercise Period the option shall terminate.

         (b)    An option shall be fully exercisable during the Exercise
                Period.

         (c) Option-holders may exercise options under this Plan only during such period as if such option was treated as an Ordinary Share in the Company they would be permitted to deal under the internal codes relating to securities transactions by directors and employees of the Company from time to time in force.

         (d) If an Option-holder at any time ceases to be a Non-Employee Director for reasons of dishonesty or fraud, his options will lapse on the date of his cessation of service as a Non-Employee Director.

7.3      METHOD OF EXERCISE OF OPTIONS

         (a) Exercise of an option by an Option-holder shall be by notice in writing on a form prescribed by the Committee for the purpose addressed to the Company. The form of notice shall specify the number of shares in respect of which the options are being exercised on that occasion, whether the option is over American Depositary Shares or Ordinary Shares and be accompanied by the relevant option certificate and payment in full of the Exercise Price together with such other documents as the Company may determine, as well as any payment due on account of tax or similar liabilities as may be required by law or as the Company may reasonably consider to be necessary or desirable.

         (b) Any payment required to be made under Rule 7.3(a) above shall be made to the Company or such other person as may from time to time be notified by the Company to the Option-holder.

         (c) Any documents required to be delivered under Rule 7.3(a) above shall be sufficiently delivered if delivered to such office as may from time to time be notified by the Company to Option-holders.

         (d) Any payment required to be made under Rule 7.3(a) above shall be by check (or in the case of an option to purchase shares, by tender of either Ordinary Shares of the Company or American Depositary Shares of the Company). For the purpose of determining that payment of the Exercise Price is made in full as required by Rule 7.3(a), Ordinary Shares of the Company and American Depositary Shares of the Company tendered in payment of the Exercise Price shall be valued at their Market Value on date of tender.

7.4      ALLOTMENT OR TRANSFER OF SHARES PURSUANT TO EXERCISE OF OPTIONS

         Subject to such consents or other required action of any competent authority under regulations or enactments for the time being in force as may be necessary, and subject to compliance with the terms of the option and any instructions given by the Option-holder to the Company on giving notice of exercise of the Option, the Company shall, as soon as practicable after it has received the payment and documents referred to in Rule 7.3 above or after it has received confirmation of the receipt of such payment and documents on its behalf and no later than thirty days thereafter, either allot to the Option-holder (or his nominee) or procure the transfer to the Option-holder (or his nominee), or in the case of an exercise of the Rule 7.1(b) above his personal representative(s)) of the number of shares specified in the form of notice or (as the case may be) the unsold balance and the delivery to the Option-holder (or such personal representative(s)) of an appropriate certificate.

7.5      ADJUSTMENTS TO OPTION RIGHTS

         In the event of any increase or variation of the issued share capital of the Company, such adjustments shall be made to the total number of shares in respect of which options may be granted under the Plan and to any unexercised option rights as the Company's auditors may determine to be fair and reasonable. If any adjustment is to be made pursuant to this Rule 7.5, the Company shall notify each Option-holder of particulars of the adjustment as soon as practicable after the determination thereof.

7.6      TRANSFER OF OPTIONS

         An option is personal to the Option-holder and, accordingly, subject as provided in Rule 7.1(b) above, an Option-holder shall not transfer, assign, charge, encumber or otherwise alienate an Option or create in favour of any third party any interest therein. Upon any breach of this Rule 7.6, the Company shall cancel the option.

7.7      LOSS OF OFFICE

         If any Option-holder shall cease to be a Non-Employee Director for any reason, he shall not be entitled by way of compensation for loss of office or otherwise howsoever to any sum or other benefit to compensate him for the loss of any rights under the Plan.

7.8      LIQUIDATION

         If notice of a meeting to consider a resolution for the voluntary winding up (excluding any resolution for the voluntary winding up of the Company for the purpose of reorganisation or reconstruction) of the Company shall be duly given, the Company may give notice thereof to all Option-holders and thereupon each such Option-holder shall, notwithstanding that the Exercise Period has not commenced forthwith and until the commencement of the winding up be entitled subject to Rule 7.2(b) (provided however that no Exercise Period may extend more than ten years after the Date of Grant), be entitled to give notice in writing to the Company electing to exercise his option, but the exercise of such option as aforesaid shall be conditional upon such resolution being duly passed. Upon commencement of the winding up all options shall lapse except insofar as exercised under this Rule 7.8.

8.       CHANGE IN CONTROL OF THE COMPANY

8.1      If an Acquiring Person:-

         (a) obtains Control of the Company as a result of making a Takeover Offer; or

         (b)    obtains Control of the Company in pursuance of  a Compromise; or

         (c)    serves a Section 429 Notice


         the Company shall as soon as practicable thereafter notify every Option-holder accordingly and each Option-holder may within the Appropriate Period and notwithstanding that the Exercise Period has not commenced:-


         (i) exercise his option at any time or from time to time in whole or in part; and

         (ii) to the extent that any option is not or has not been exercised, execute with the consent of such Acquiring Person an Option Roll-over.

8.2 To the extent that an option which has become exercisable and capable of being Rolled-over pursuant to Rule 8.1 has not been exercised and/or Rolled-over at the expiry date of the Appropriate Period it shall thereupon lapse.

8.3 For the purposes of an Option Roll-over the new rights shall only be regarded as equivalent to the old rights if:-

         (a) the new rights are exercisable in substantially the same manner as the old rights and subject to the provisions of this Plan as it may have effect immediately before an Option Roll-over; and

         (b) the total Market Value of shares subject to an option which is being Rolled-over is equal immediately before such Option Roll-over to the total market value (determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992) of the shares in respect of which an Option-holder's new rights are being granted immediately after such Option Roll-over.

8.4 For the purposes of any application of the provisions of this Plan following an Option Roll-over:-

         (a) any new rights granted pursuant to Rule 8 shall be regarded as having been granted at the time the corresponding old rights were granted; and

         (b) Rules 7, 8, 9, 10 and 11 shall in relation to the new rights be construed as if the following terms have the meanings assigned to them in this Rule 8.4 and not the meanings assigned to them in Rule 2.

         "AMERICAN DEPOSITARY SHARES"

         An authorized depositary security representing Ordinary Shares and for the time being evidenced by an authorized depositary receipt quoted on the Nasdaq Stock Market's National Market.

         "COMPANY"

         The company in respect of whose shares new rights have been granted.

         "OPTION PRICE"

         The Option Price multiplied by a fraction the numerator of which is the total number of shares subject to the option prior to the Option Roll-over and the denominator of which is the total number of shares over which new rights have been granted to the Option-holder on the Option Roll-over.

8.5 If, under Section 425 of the Companies Act 1985, a Compromise or arrangement between the Company and its members is proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, the Company shall give notice thereof to all Option-holders on the same date as it dispatches the notice which is sent to each member of the Company summoning the meeting to consider such a Compromise or arrangement and thereupon each Option-holder (or where permitted his personal representative(s)) may notwithstanding that the Exercise Period has not commenced forthwith and, subject to Rule 7.2(b) (provided however, that no Exercise Period may extend more than ten years after the Date of Grant), until the expiry of the period commencing with such date and ending with the earlier of the date six calendar months thereafter and the date on which such Compromise or arrangement is sanctioned by the Court be entitled to exercise his option, but the exercise of an option as aforesaid shall be conditional upon such Compromise or arrangement being sanctioned by the Court and becoming effective. Upon such Compromise or arrangement becoming effective all options to the extent unexercised shall lapse except that an Option-holder may with the consent of the Company exercise an Option Roll-over in respect of his option in accordance with Rule 8.1 within the Appropriate Period.


8.6 If any person (either alone or together with any person acting in concert with him) as a result of making a general offer to acquire the whole of the issued Ordinary Shares of the Company or that part of the issued Ordinary Share capital not already owned by him (or by any person acting in concert with him) becomes bound or entitled or acquire shares in the Company under sections 428 to 430F of the Companies Act 1985, all options to the extent unexercised shall lapse one month after such person became so bound or entitled.

9.       ADMINISTRATION AND AMENDMENT

9.1 The Plan shall be subject to the administration of the Board of Directors whose decision (save as otherwise provided herein) shall be final and binding on all parties. The Board may at any time terminate the operation of the Plan and in such event no further options will be granted, but the provisions of the Plan shall remain in force in relation to options granted and remaining exercisable or potentially exercisable hereunder at the date of such termination.

9.2 Subject to Rules 9.3 and 9.5 below, the Board may at any time and from time to time alter or add to the Plan in any respect, provided that no alterations or additions may be made to the provisions of Rules 4, 5.1, 5.2, 5.3, 7.1, 7.2 or 7.8 more often than once every six months, other than to comply with changes in the Code, the United States Employee Retirement Income Security Act, or the rules thereunder.

9.3 Subject to Rule 9.4 below, no alteration or addition to the advantage of Option-holders shall be made under Rule 9.2 above without the prior approval by ordinary resolution of the members of the Company in general meeting.

9.4      Rule 9.3 shall not apply:-

         (a) to any minor alteration or addition to benefit the administration of the Plan, or

         (b) to any alteration or addition to obtain or maintain favourable tax, exchange control or regulatory treatment of Option-holders or any member of the Group.

9.5 No material alteration or addition to the disadvantage of any Option-holder shall be made under Rule 9.2 unless:-

         (a) the Company shall have invited every such Option-holder to give an indication as to whether or not he approves the alteration or addition, and

         (b) the alteration or addition is approved by a majority of those Option-holders who have given such an indication.

9.6 As soon as reasonably practicable after making any alteration or addition under Rule 9.2, the Company shall give notice in writing to any Option-holder affected thereby.

10.      NOTICES

10.1 All Option-holders shall be entitled while they have subsisting rights under the Plan to receive copies of all notices and other documents sent by the Company to its shareholders.


10.2 Any notice or other document required to be given hereunder to any Option-holder shall be delivered to him or sent by post to him at his home address according to the records of the Company or such other address as may appear to the Company to be appropriate. Any notice or other document required to be given to the Company shall be delivered to the Secretary of the Company or sent by post to the Secretary of the Company at the registered office of the Company or such other office as may from time to time be notified by the Company. All notices given to the Company shall be deemed to have been given on the date of receipt by the Company or by any person for the time being authorized to receive such notices on its behalf. All notices given to Option-holders shall be deemed to have been given on the date of posting if sent by post (but only in the case of Option-holders outside the UK if sent by air mail) or the date of delivery if delivered.


11.      UNITED STATES REQUIREMENTS

11.1 Any option to be granted under the 1996 Stock Option Plan for Non-Employee Directors shall be a Non-Qualifying Option and, for the purpose of these Rules, any reference to an option granted under this Plan shall be construed as being a reference to a Non-Qualifying Option.

11.2 In the case of the issue of American Depositary Shares or Ordinary Shares by the Company with respect to options granted under the Plan, the Company shall have the right in advance of the issue of such shares to the Option-holder to require the Option-holder to remit to the Company the amount necessary to satisfy any federal, state or local tax withholding imposed by reason of the issue of such shares.

11.3 The Plan is intended to comply with the requirements of Rule 16b-3(c)(2)(ii) under the Securities Exchange Act of 1934 (as the same shall be amended from time to time), regarding formula awards, to ensure that the grants made to Non-Employee Directors under the Plan will not cause these Non-Employee Directors to fail to qualify as "disinterested persons", as that term is defined in Rule 16b-3(c)(2)(i), for the purpose of administering the Company's employee stock option plans. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (as the same shall be amended from time to time), then such terms or provisions shall be deemed inoperative to the extent that they conflict with the requirements of said Rule 16b-3 .

11.4 Options granted under the Plan to a Non-Employee Director who is primarily subject to taxation on his remuneration in the United States of America shall be granted only to acquire American Depositary Shares.

12.      REQUIREMENTS FOR THE UNITED KINGDOM

         In respect of an Option-holder who is resident in the United Kingdom for tax purposes, the Exercise Period shall be the period of four years beginning with the third anniversary of the Date of Grant, and options granted to such person under the Plan shall be granted only to acquire Ordinary Shares.

                                                                  APPENDIX 3


                           DANKA BUSINESS SYSTEMS PLC
                                 MASTERS HOUSE
                              107 HAMMERSMITH ROAD
                             LONDON W14 0QH ENGLAND



         PROXY FOR THE ANNUAL GENERAL MEETING TO BE HELD JULY 19, 1996.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

        The undersigned, having received notice of the Annual General Meeting of Danka Business Systems PLC (the "Company") to be held at 11:00 a.m. (local time) on Friday, July 19, 1996 (the "Meeting"), hereby designates and appoints Paul G. Dumond and David C. Snell, and each of them with authority to act without the others, or ________________________________, as attorneys and proxies for the undersigned (the "proxies"), with full power of substitution, to vote all Ordinary Shares of 1.25 pence each (net) of Danka Business Systems PLC that the undersigned is entitled to vote at such Meeting or at any adjournment thereof, such proxies being directed to vote as specified on the reverse side.

THIS PROXY WILL BE VOTED: (1) AS DIRECTED ON THE MATTERS LISTED ON THE REVERSE SIDE; AND (2) WHERE A CHOICE IS NOT SPECIFIED, AS THE PROXIES DEEM FIT.




                        (Continued on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING MATTERS. PLEASE MAKE AN "X" IN ONE SPACE FOR EACH ITEM. TO BE EFFECTIVE, THIS PROXY MUST BE DEPOSITED AT THE COMPANY'S REGISTRARS NOT LATER THAN 48 HOURS BEFORE THE TIME APPOINTED FOR THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



 1.   To adopt Resolution 1, an        2.   To adopt Resolution 2, an        3.   To adopt Resolution 3,  an
 ordinary resolution, as set           ordinary resolution, as set             ordinary resolution, as set
 forth in the Proxy Statement          forth in the Proxy Statement for        forth in the Proxy Statement
 for the Meeting, which would          the Meeting, for re-election  of        for the Meeting, for re-
 authorize payment of a final          Daniel M. Doyle as a Director.          election of David S. Hooker as
 dividend for fiscal 1996 in the                                               a Director.
 amount of 1.08 pence per
 Ordinary Share (net).

 FOR   AGAINST   ABSTAIN                 FOR   AGAINST   ABSTAIN                  FOR   AGAINST   ABSTAIN
 [ ]    [ ]        [ ]                   [ ]     [ ]       [ ]                    [ ]     [ ]       [ ]



  4.  To adopt Resolution 4, an
  ordinary resolution, as set
  forth in the Proxy Statement
  for the Meeting, for election
  of Pierson M. Grieve as a
  Director.

  FOR    AGAINST    ABSTAIN
  [ ]      [ ]        [ ]



 5.   To adopt Resolution 5, an        6.   To adopt Resolution 6, an        7.   To adopt Resolution 7, an
 ordinary resolution, as set           ordinary resolution, as set           ordinary resolution, as set
 forth in the Proxy Statement          forth in the Proxy Statement for      forth in the Proxy Statement
 for the Meeting, which would          the Meeting, which would              for the Meeting, which would
 appoint KPMG as the Company's         increase the authorized share         grant the Board of Directors
 Auditors until the conclusion of      capital of the Company from           authority to allot securities
 the 1997 Annual General Meeting       L.5,000,000 to L.6,250,000 by         up to an aggregate nominal
 and would authorize the Board         the creation of 100,000,000           amount of L.912,967
 of Directors to fix the               additional Ordinary Shares.           (representing approximately
 Auditors' remuneration.                                                     thirty three and one third
                                                                             percent of the Company's
                                                                             present issued share capital).


   FOR   AGAINST   ABSTAIN                 FOR   AGAINST   ABSTAIN               FOR   AGAINST   ABSTAIN
   [ ]     [ ]       [ ]                   [ ]     [ ]       [ ]                 [ ]     [ ]       [ ]


  8.  Subject to the passing of
  proposed Resolution 7, to
  adopt Resolution 8, a
  special resolution, as set
  forth in the Proxy
  Statement for the Meeting,
  which would grant the Board
  of Directors authority to allot
  securities subject to certain
  limitations without providing
  certain pre-emptive rights.

   FOR   AGAINST   ABSTAIN
   [ ]     [ ]       [ ]





 9.   To adopt Resolution 9, a        10.   To adopt Resolution 10, an        11.  To adopt Resolution 11, an
 special resolution, as set           ordinary resolution, as set             ordinary resolution, as set
 forth in the Proxy Statement         forth in the Proxy Statement for        forth in the Proxy Statement
 for the Meeting, which would         the Meeting, which would approve        for the Meeting, which would
 authorize the Company to buy         The Danka 1996 Share Option Plan        approve The Danka 1996 Non-
 back up to 10%  of its               and the Trust Deed establishing         Employee Directors Share Option
 issued share capital at              The Danka Employees' Share              Plan and to permit the Directors,
 certain minimum and maximum          Trust, and to permit the                with certain exceptions, to be
 prices.                              Directors, with certain exceptions,     counted in the quorum and to
                                      to be counted in the quorum and to      vote in respect of the plans
                                      vote in respect of the trusts           matters.
                                      matters.


   FOR   AGAINST   ABSTAIN                 FOR   AGAINST   ABSTAIN             FOR   AGAINST   ABSTAIN
   [ ]     [ ]       [ ]                   [ ]     [ ]       [ ]               [ ]     [ ]       [ ]




 The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any proxy previously given to vote such Ordinary Shares at the Meeting.


 Signature(s)                                                                           Date
             -------------------------------------------------------------------             --------------------------------------

 (Please sign exactly as your name appears on your share certificate(s). In the case of joint owners, the signature of any one of them will suffice. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such).
